As filed with the Securities and Exchange Commission on September 2 , 2021
File Nos. 333-159484 and 811-22298

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 393	☒
and/or
REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 396	☒
(Check appropriate box or boxes)
Starboard Investment Trust
(Exact Name of Registrant as Specified in Charter)
116 South Franklin Street, P. O. Box 69, Rocky Mount, NC  27802
(Address of Principal Executive Offices)
252-972-9922
(Registrant’s Telephone Number, including Area Code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
(Name and Address of Agent for Service)

With Copies to:

Terrence Davis, Esq. Greenberg Traurig, LLP 3333 Piedmont RD., NE Suite 2500 Atlanta, GA 30305	Tanya Boyle, Esq. Greenberg Traurig, LLP 2200 Ross Avenue, Suite 5200 Dallas, TX 75201	Tracie Coop, Esq. The Nottingham Company 116 S. Franklin Street Rocky Mount, NC 27802
As soon as practicable after the Effective Date of this Registration Statement
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective: (check appropriate box)

[   ] immediately upon filing pursuant to paragraph (b)
[ X ] on September 2, 2021 pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[    ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Adaptive Funds
Each a series of the
Starboard Investment Trust

PROSPECTUS
September 2, 2021

This prospectus contains information about the Adaptive Funds that you should know before investing. You should read this prospectus carefully, before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-800-773-3863.

Investment Advisor Cavalier Investments, LLC d/b/a Adaptive Investments 12600 Deerfield Drive, Suite #100 Alpharetta, GA 30004
Adaptive Hedged Multi-Asset Income Fund (formerly, Adaptive Hedged Income Fund) Institutional Class Shares CADTX Class C Shares CADAX Class A Shares CAADX	Adaptive Fundamental Growth Fund Institutional Class Shares CAFGX Class C Shares CFGAX Class A Shares CFDAX
Adaptive Hedged High Income Fund Institutional Class Shares CHIIX Class C Shares CAHIX Class A Shares CHHAX	Adaptive Tactical Outlook Fund (formerly, Adaptive Tactical Economic Fund) Institutional Class Shares CMSFX Class C Shares CMSYX Class A Shares CAVMX
Adaptive Tactical Rotation Fund Institutional Class Shares CTROX Class C Shares CATOX Class A Shares CAVTX

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page
FUND SUMMARIES	2
Adaptive Hedged Multi-Asset Income Fund	2
Adaptive Fundamental Growth Fund	13
Adaptive Hedged High Income Fund	21
Adaptive Tactical Outlook Fund	31
Adaptive Tactical Rotation Fund	39
IMPORTANT ADDITIONAL INFORMATION	47
Purchase and Sale of Fund Shares	47
Tax Information	47
Payments to Broker-Dealers and Other Financial Intermediaries	47

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISK	48
Investment Objectives	48
Principal Investment Strategies for the Funds	48
Adaptive Hedged Mulit-Asset Income Fund	48
Adaptive Fundamental Growth Fund	49
Adaptive Hedged High Income Fund	51
Adaptive Tactical Outlook Fund	52
Adaptive Tactical Rotation Fund	53
Non-Principal Investment Strategies for the Funds	53
Adaptive Tactical Outlook Fund	53
Adaptive Tactical Rotation Fund	54
Principal Investment Risks for the Funds	54
Non-Principal Investment Risks for the Funds	68
Adaptive Tactical Rotation Fund	68
Disclosure of Portfolio Holdings	68
Temporary Defensive Positions	69

MANAGEMENT OF THE FUNDS	70
Investment Advisor	70
Investment Sub-Advisors	72
Distributor	73

INVESTING IN THE FUNDS	74
Purchase Options	74
Institutional Class Shares	75
Class A Shares	75
Class C Shares	77
Purchase and Redemption Price	78
Buying or Selling Shares Through a Financial Intermediary	79

Purchasing Shares	79
Redeeming Shares	81
Frequent Purchases and Redemptions	84
Shareholder Statements and Reports	85
OTHER IMPORTANT INFORMATION	86
Dividends, Distributions, and Taxes	86
Financial Highlights	87
Additional Information	Back Cover

SUMMARY
ADAPTIVE HEDGED MULTI-ASSET INCOME FUND

INVESTMENT OBJECTIVES
The Adaptive Hedged Multi-Asset Income Fund (formerly, the Adaptive Hedged Income Fund) (the “Fund”) seeks total return through a combination of capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy , hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are no reflected in the table and example below. . You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 75 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 34 .
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.86%	0.88%	0.86%
Acquired Fund Fees and Expenses[1]	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	1.97%	2.99%	2.22%
Less Fee Waiver and/or Expense Limitation[2]	(0.61)%	(0.63)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.36%	2.36%	1.61%

1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30 , 2022, and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$138	$559	$1,006	$2,247
Class C	$339	$865	$1,517	$3,264
Class A	$606	$1,057	$1,533	$2,844
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$138	$559	$1,006	$2,247
Class C	$239	$865	$1,517	$3,264
Class A	$606	$1,057	$1,533	$2,844
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 202 1 , the Fund’s portfolio turnover rate was 148.62 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund’s investment objective of total return by investing in other investment companies, including mutual funds and exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the "1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) or by making direct investments. The Fund’s portfolio will consist of a mix of direct and indirect investments through Portfolio Funds and each may be all of the Fund’s portfolio or none of the Fund’s portfolio at any given time. The Fund’s fixed income investments, both direct and indirect through Portfolio Funds, may include mortgage backed securities, asset backed securities, commercial mortgage backed securities, non-agency mortgage backed securities, corporate investment grade securities, convertible securities, high yield-high risk bonds (commonly known as “junk bonds”), securities issued or guaranteed by certain U.S. Government agencies, instrumentalities and sponsored enterprises, exchange traded notes (“ETNs”) and global debt securities. The Fund’s equity investments, both direct and indirect through Portfolio Funds, may include dividend paying equity securities, real estate investment trusts (“REITs”), and preferred securities. The Fund’s equity investments will not be limited by sector criteria or market capitalization. The Fund’s allocation of its assets into various asset classes will depend on the views of the Advisor as to the best value relative to what is currently presented in the marketplace.
The Fund will invest in fixed income securities of any maturity and any credit rating, including below investment grade securities (commonly referred to as “junk”). The below investment grade securities will include corporate bonds, securities of issuers in default, unrated securities, mortgage-backed securities, and asset-backed securities. The Fund’s fixed income investments will also include commodity based ETNs. The fixed income securities in which the Fund invests do not have an established average portfolio duration and the average portfolio durations will vary. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. In general, the higher the duration, the more a bond’s price will drop as interest rates rise (and the greater the interest rate risk). The Fund will not be limited in its investments by sector criteria, and may invest in foreign securities, including foreign securities in emerging markets.
The Advisor uses an investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the probability of a recession within the next several months based on leading economic indicators). The Advisor utilizes research and valuation metrics to determine which fixed income asset classes have the greatest potential for producing positive performance and income, with a focus on capturing upside performance while protecting against loss. Valuation metrics are measures of a company’s performance, financial health and prospects for future earnings by comparing the market’s opinion (share price) to actual reported earnings to help predict a company’s prospects. The fixed income Portfolio Funds are selected based on liquidity, cost, and tracking error (degree to which an ETF that is not actively managed follows its index). The dividend paying equity securities are selected based on dividend yield and diversification. The preferred securities and REITs are selected based on their yield relative to traditional fixed income sectors. When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, exchange traded notes (“ETNs”) and leveraged ETFs (ETFs that seek to deliver multiples of the performance of the index or benchmark they track) and inverse ETFs (ETFs that seek to deliver the opposite of the performance of the index or benchmark they track).to hedge the Fund’s portfolio. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.

The Advisor will sell a portfolio security when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and higher taxes. The Fund may invest up to 15% of its net assets in illiquid investments.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Mortgage-Backed Securities Risk. Mortgage-backed securities risk refers to the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. These risks may be heightened for the below investment grade mortgage-backed securities in the Fund’s or a Portfolio Fund’s portfolio. The liquidity of mortgage-backed securities can change significantly over time.
Asset-Backed Securities Investment Risk. Asset-backed securities risk is the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.
Rating Agencies Risks. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Fund Investing Risk. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor’s ability to select Portfolio Funds and effectively allocate fund assets among them.
Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk.
Commodities Risk.  The Fund and Portfolio Funds may have exposure to the commodities markets, subjecting the Fund to risks not associated with investments in traditional securities.  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, including drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to changes in value, supply and demand, and governmental regulatory policies.
Credit Risk. Credit risk refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social, or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes.

Fixed Income Risk.  The value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Interest rates are currently at historical lows, which may impact the Fund’s risk profile. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.
High-Yield Risk.  The Fund and Portfolio Funds may invest in junk securities, including securities of issuers in default, below investment grade mortgage-backed securities and asset-backed securities, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.
Leveraged and Inverse ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Inflation Risk.  Fixed income securities are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.

Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of fixed income securities or may fall resulting in an increase in the value of such securities. Interest rates are currently at historic lows due to the various federal government stimulus programs as a result of the COVID-19 pandemic. Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Convertible Securities Risk.  Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or a Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  Convertible securities have lower yields than comparable fixed income securities and may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.
Corporate Debt Securities Risk.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.
REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
Foreign Securities and Emerging Markets Risk.  Foreign securities have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
LIBOR Risk. Instruments in which the Fund or Portfolio Funds invest may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund or Portfolio Funds and/or issuers of instruments in which the Fund or Portfolio Funds may invest may also reference LIBOR. The Fund or Portfolio Funds also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The effect of a phase out of LIBOR on U.S. instruments in which the Fund or Portfolio Funds may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund or Portfolio Funds invest and financial markets generally.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund or Portfolio Funds may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.
U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Performance for the periods shown below prior to February 12, 2018, is based on the prior investment strategy utilized by the Fund. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund changed its investment strategy effective October 1, 2020. Performance information for periods prior to October 1, 2020 does not reflect the Fund’s current investment strategy. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.ncfunds.com/fundpages/801.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/803.htm for the Class C Shares, and http://www.ncfunds.com/fundpages/875.htm for the Class A Shares.
Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 5.03% (quarter ended June 30, 2020 ), and the Fund’s lowest quarterly return was - 7.56% (quarter ended March 31, 2020 ). The Fund’s year-to-date return as of June 30, 202 1 , was - 0.02%.

Average Annual Total Returns Periods Ended December 31, 2020	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception [1]
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	0.23% -1.02% 0.13%	4.36% 3.22% 3.10%	2.86% 1.88% 1.90%	2.80% 1.85% 1.86%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees and expenses)	7.51%	4.44%	3.84%	3.98%
Class C Shares Before taxes	-0.60%	3.33%	N/A	1.77%
1. October 2, 2009 for Institutional Class Shares and February 18, 2011 for Class C Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Manager. The Fund’s portfolio manager is Scott Wetherington.  Mr. Wetherington has provided services to the Fund since October 2020.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 48 of the prospectus.

ADAPTIVE FUNDAMENTAL GROWTH FUND
INVESTMENT OBJECTIVES
The Adaptive Fundamental Growth Fund (formerly, the Cavalier Fundamental Growth Fund) (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy , hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are no reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 75 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 34 .
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.67%	0.65%	0.64%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.69%	2.67%	1.91%
Less Fee Waiver and/or Expense Limitation [2]	(0.42)%	(0.40)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.27%	2.27%	1.52%
1 . “Acquired Fund Fees and Expenses: are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, once available, because the financial statements include only the direct operating expenses incurred by the Fund.

2 . Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets  of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2022, and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2021.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$129	$492	$878	$1,963
Class C	$330	$792	$1,379	$2,973
Class A	$598	$987	$1,401	$2,552
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$129	$492	$878	$1,963
Class C	$230	$792	$1,379	$2,973
Class A	$598	$987	$1,401	$2,552
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 202 1 , the Fund’s portfolio turnover rate was 147.82 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by principally investing in domestic stocks that the Advisor believes to have above-average growth potential relative to their peers. The Advisor uses a proprietary screening system that incorporates quantitative and fundamental analysis in order to construct the Fund’s portfolio. The Fund is considered “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund invests principally in domestic common stocks and is not limited in its investments by market capitalization.  The Fund may invest in other investment companies, including mutual funds and exchange traded funds that are registered under the 1940 Act and not affiliated with the Fund (“Portfolio Funds”).
The Advisor utilizes a screening and selection process to build a portfolio of quality domestic growth stocks, which includes a select group of growth stocks that the Advisor believes have the potential for revenue growth rates higher than their peers.
First, the Advisor employs quantitative analysis of individual stock metrics in order to select stocks with quality and/or growth characteristics.  Quality metrics may include earnings variability, return on equity, and debt to equity ratio.  Growth metrics may include revenue growth rates and companies with above average earnings growth.  Second, the Advisor will select approximately 30-40 stocks from this universe with an emphasis on companies that the Advisor believes may have a competitive advantage (such as strong products in industries with high barriers to entry), sustainable earnings growth rates, growth of free cash flow, and/or potential for a high return on capital.  This selection of 30-40 holdings is constructed to diversify across sectors and industries where current opportunities are viewed as favorable.  The portfolio is generally equally weighted based on the security’s market value.
The Fund may employ a risk management strategy intended to manage the volatility of the Fund’s returns and reduce the overall risk of investing in the Fund. When employing this risk management strategy, the Fund may allocate a significant percentage of its assets to cash and cash equivalents. When employing the risk management strategy, in addition to cash, the Fund may utilize a hedge overlay for downside protection, which will include ETFs that have exposure to changes in volatility or offer inverse performance to equity markets (inverse ETFs).  In order to effectively execute the hedge overlay, when the Fund is not employing the risk management strategy, the Advisor will generally maintain an approximately 10% position in a broad market equity ETF, and the assets allocated to this broad market equity ETF are reallocated to the risk management strategy investments in times of market stress.  The hedge overlay will be used when the Advisor believes there is the potential for higher risk of loss in equity markets.
The Advisor may sell a portfolio security when its reward/risk measures weaken, the fundamentals of the stock change, to pursue opportunities that the Advisor believes will be of greater benefit to the Fund, or to rebalance the Fund’s portfolio.  As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Common Stock Risk.  The Fund’s investments in shares of common stock, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.
Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.
COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compare to that of a broad-based securities market index. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund changed its investment strategy effective September 7, 2020. Performance information for periods prior to September 7, 2020 , does not reflect the Fund’s current investment strategy. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available online at http://www.ncfunds.com/fundpages/872.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/873.htm for the Class C Shares, and http://www.ncfunds.com/fundpages/877.htm for the Class A Shares.

 Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 25.47% (quarter ended June 30, 2020 ) and the Fund’s lowest quarterly return was -25.65% (quarter ended December 31, 2018). The Fund’s year-to-date return as of June 30, 202 1, was 10.86%.

Average Annual Total Returns Periods Ended December 31, 2020	Past 1 Year	Past 5 Years	Since Inception [1]
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	20.32% 18.24% 13.53%	10.82% 9.67% 8.36%	9.82% 9.02% 7.76%
Morningstar Moderate Aggressive Target Risk TR Index [2] (reflects no deductions for fees and expenses)	9.12%	11.23%	8.55%
Class C Shares Before taxes	19.07%	9.72%	8.98%
Class A Shares Before taxes	19.92%	N/A	6.44%
1 October 17, 2013 for Institutional Class Shares March 13, 2018 for Class A Shares, and November 4, 2013 for Class C Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by Scott Wetherington with Adaptive Investments. Mr. Wetherington has provided services to the Fund since June 2020.  For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 48 of the prospectus.

ADAPTIVE HEDGED HIGH INCOME FUND
INVESTMENT OBJECTIVES
The Adaptive Hedged High Income Fund (formerly, the Cavalier Hedged High Income Fund) (the “Fund”) seeks to achieve current income and real return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy , hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are no reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 75 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 34 .
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	2.35%	2.35%	2.35%
Acquired Fund Fees and Expenses[1]	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	3.67%	4.67%	3.92%
Less Fee Waiver and/or Expense Limitation[2]	(2.10)%	(2.10)%	(2.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.57%	2.57%	1.82%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2.  Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 202 2, and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 202 2 .  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$160	$929	$1,719	$3,787
Class C	$360	$1,220	$2,186	$4,630
Class A	$627	$1,407	$2,205	$4,277
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$160	$929	$1,719	$3,787
Class C	$260	$1,220	$2,186	$4,630
Class A	$627	$1,407	$2,205	$4,277
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 202 1 , the Fund’s portfolio turnover rate was 133.83 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund’s investment objective of current income and real return by investing other investment companies, including mutual and exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) or making direct investments in portfolio securities based upon institutional research. The Fund may invest in Master Limited Partnerships (“MLPs”), Real Estate Investment Trusts (“REITs”), Limited Partnerships, convertible fixed income securities, and large capitalization equity securities, including preferred stocks, that the Advisor believes will generate income. The Fund may also directly invest in equities for investment purposes. The Fund is considered “diversified” under the 1940 Act.
The investments of the Fund and Portfolio Funds will be comprised primarily of fixed income securities, principally consisting of bonds, corporate debt securities, and government securities. Such investments will frequently include high yield corporate bonds (or “junk bonds”), and emerging market debt. The Fund will invest a significant amount of its assets in securities that are rated below investment grade at the time of investment. The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any credit rating, including bonds of issuers in default. The Fund and Portfolio Funds may occasionally invest in inverse high yield investments (which attempt to short high yield or “junk” bonds) to provide a hedge to the portfolio during negative credit events, such as when an increase in the default rates of any of the U.S. high yield sectors occurs or when there is an increase in the high yield bond spread. A high yield bond spread is the percentage difference in current yields of various classes of high-yield bonds compared to investment-grade corporate bonds or another benchmark bond measure. The inverse high yield investments that the Fund and Portfolio Funds may invest in are exchange-traded funds (“ETFs”) that provide inverse exposure to high yield or “junk” bond markets. The Fund and Portfolio Funds do not have an established average portfolio duration and the average portfolio durations will vary. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. In general, the higher the duration, the more a bond’s price will drop as interest rates rise (and the greater the interest rate risk). The Fund and Portfolio Funds will not be limited in their investments by sector criteria. The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Advisor uses an investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the probability of a recession within the next several months based on leading economic indicators). When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments including ETFs that invest in treasury bonds, ETNs and leveraged and inverse ETFs to hedge the Fund’s portfolio. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.

The Advisor will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. Decisions by the Advisor to sell other portfolio securities will be based upon institutional research. Under certain market conditions such as when corporate bankruptcies are increasing or when corporate fundamentals are decreasing, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes.  Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency The Fund will be subject to the following principal risks:
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade, or debt instruments that are unrated and determined by the Advisor to be of comparable quality, are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Leveraged and Inverse ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
Convertible Securities Risk.  Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or a Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  Convertible securities have lower yields than comparable fixed income securities and may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.

Corporate Debt Securities Risk.  The Fund and Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.
Equity Securities Risk. Investments by the Portfolio Funds in equity securities may fluctuate in value in response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
MLPs Risk. An investment in MLPs involves risk that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. In addition, certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Preferred Equity Risk.  Preferred equity's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.
REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
ETF Investing Risk.  The Fund’s investment in exchange-traded funds (“ETFs”) may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of the ETFs in the Fund’s portfolio.
ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk.
Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund. The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.

Foreign Securities and Emerging Markets Risk.  Foreign securities have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.
High-Yield Risk.  The Fund and Portfolio Funds may invest in junk bonds, including bonds of issuers in default, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.
Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities. Interest rates are currently at historic lows due to the various federal government stimulus programs as a result of the COVID-19 pandemic. Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund changed its investment strategy effective October 1, 2020. Performance information for periods prior to October 1, 2020 does not reflect the Fund’s current investment strategy. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.ncfunds.com/fundpages/854.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/855.htm for the Class C Shares, http://www.ncfunds.com/fundpages/879.htm for the Class A Shares.

Institutional Class
Calendar Year Returns
During the periods shown in the bar chart above the Fund’s highest quarterly return was 7.12% (quarter ended March 31, 2017) and the Fund’s lowest quarterly return was - 8.89% (quarter ended March 31, 2020 ).  The Fund’s year-to-date return as of June 30, 202 1, was 5.59%.

Average Annual Total Returns Periods Ended December 31, 2020	Past 1 Year	Past 5 Years	Since Inception [1]
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	5.59% 4.67% 3.89%	5.81% 4.91% 4.40%	4.83% 3.23% 3.15%
Barclays Capital Global High-Yield Index (reflects no deductions for fees and expenses)	7.03%	7.84%	5.71%
Class C Shares Before taxes	4.37%	4.71%	3. 84%
1. September 20, 2012 for Institutional Class Shares and September 26, 2012 for Class C Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Managers. The Fund’s portfolio manager is Scott Wetherington with Adaptive Investments.  Mr. Wetherington has provided services to the Fund since July 2016.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 48 of the prospectus.

ADAPTIVE TACTICAL OUTLOOK FUND
INVESTMENT OBJECTIVES
The Adaptive Tactical Outlook Fund (formerly, the Adaptive Tactical Economic Fund) (the “Fund”) seeks total return through a combination of capital appreciation and current income, with a secondary goal of downside protection.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy , hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are no reflected in the table and example below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 75 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 34 .
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	1.92%	1.84%	1.81%
Acquired Fund Fees and Expenses[1]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	3.04%	3.96%	3.18%
Less Fee Waiver and/or Expense Limitation[2]	(1.67)%	(1.59)%	(1.56)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.37%	2.37%	1.62%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year. The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 202 2, and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 202 2 . Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$139	$782	$1,450	$3,238
Class C	$340	$1,061	$1,900	$4,074
Class A	$607	$1,247	$1,910	$3,675
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$139	$782	$1,450	$3,238
Class C	$240	$1,061	$1,900	$4,074
Class A	$607	$1,247	$1,910	$3,675
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 202 1 , the Fund’s portfolio turnover rate was 143.64 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve the Fund’s investment objective of total return by investing in exchange traded funds (“ETFs”) as well as other funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (together, the “Portfolio Funds”). The Fund is considered “diversified” under the 1940 Act.
The strategy will follow an asset allocation strategy under which the Advisor selects ETFs that invest in equity securities and fixed income securities. The equity securities consist of primarily U.S. large cap, mid cap, and small cap securities. The fixed income securities will be primarily investment grade and may be of any duration and maturity, although, the Advisor expects that most will be short to medium term fixed income securities. The Advisor selects individual ETFs based on their performance track record, portfolio manager views on the underlying investments, and risk/return analysis of the ETF against a comparable benchmark.  The asset allocation strategy of the Fund deploys the Fund’s assets among equity and fixed income securities based on the Advisor’s internal technical and economic fundamental research. Economic fundamental research focuses on macroeconomic factors (e.g. economy and industry conditions). The Fund may invest 0-100% of its assets in equity and in fixed income securities based on the optimal allocation suggested by the Advisor’s research. The Fund may also invest in ETFs that invest in alternative investments, which will consist primarily of Real Estate Investment Trusts (“REITs”), limited partnerships, commodities, long/short equity, smart beta, or global macro strategies to hedge the equity and fixed income investments with 0-20% of Fund assets.
The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria. The selection of equity ETFs is based on how well the ETF tracks an index for large cap securities (S&P 500), mid cap securities (S&P Mid Cap 400), and small cap securities (Russell 2000). The selection of fixed income ETFs is based on how well the ETF tracks an index for short to intermediate US Treasuries, or the Bloomberg Barclays US Aggregate Bond Index. The Portfolio Funds in which a portfolio manager invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, a portfolio manager is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Fund will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced based on the Advisor’s internal technical and economic fundamental research.  As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund. The Fund will be subject to the following principal risks:

Common Stock Risk.  Investments by the Fund and Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.

Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Small-Cap and Mid-Cap Securities Risk.  The Fund and Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.ncfunds.com/fundpages/860.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/861.htm for the Class C Shares, and http://www.ncfunds.com/fundpages/880.htm for Class A Shares.

Institutional Class
Calendar Year Returns
During the periods shown in the bar chart above the Fund’s highest quarterly return was 11.55% (quarter ended December 31, 2020 ) and the Fund’s lowest quarterly return was - 20.67% (quarter ended March 31, 2020 ). The Fund’s year-to-date return as of June 30, 202 1, was 12.10%.
Average Annual Total Returns Periods Ended December 31, 2020	Past 1 Year	Past 5 Years	Since Inception [1]
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-0.53% -0.53% -0.31%	7.26% 6.06% 5.25%	7.03% 5.80% 5.11%
Morningstar Moderate Aggressive Target Risk TR Index [1] (reflects no deductions for fees and expenses)	13.31%	11.23%	9.46%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	18.40%	15.22%	14.39%
Class C Shares Before taxes	-1.53%	6.19%	6.11%
Class A Shares Before taxes	-0.67%	N/A	5.22%
1. September 20, 2012, for Institutional Class Shares, October 18, 2018 for Class A Shares, and September 26, 2012, for Class C Shares.
2. In prior prospectuses, the Fund compared its performance to the S&P 500 Total Return Index.  The Advisor believes the Morningstar Moderate Aggressive Target Risk TR Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies than the S&P 500 Total Return Index as the Fund uses a defensive overlay and may result in higher allocations to cash or other investments not included in the S&P 500 Total Return Index and, therefore, the Morningstar Moderate Aggressive Target Risk TR Index will replace the S&P 500 Total Return Index in future comparisons.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Managers. The Fund’s portfolio manager is Scott Wetherington. Mr. Wetherington has provided services to the Fund since July 2016.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 48 of the prospectus.

ADAPTIVE TACTICAL ROTATION FUND
INVESTMENT OBJECTIVES
The Adaptive Tactical Rotation Fund (formerly, the Cavalier Tactical Rotation Fund) (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy , hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are no reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 75 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 34 .
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	1.34%	1.36%	1.34%
Acquired Fund Fees and Expenses[1]	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	2.53%	3.55%	2.78%
Less Fee Waiver and/or Expense Limitation[2]	(1.09)%	(1.11)%	(1.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.44%	2.44%	1.69%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 202 2, and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 202 2 . Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$147	$684	$1,247	$2,784
Class C	$347	$986	$1,746	$3,746
Class A	$614	$1,175	$1,761	$3,343
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$147	$684	$1,247	$2,784
Class C	$247	$986	$1,746	$3,746
Class A	$614	$1,175	$1,761	$3,343
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 202 1 , the Fund’s portfolio turnover rate was 529.41 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”). The Fund will not generally invest in individual portfolio securities. The Fund is considered “diversified” under the 1940 Act.
The Advisor utilizes sector rotation strategies that attempt to capitalize on changes in the business cycle. The investments of the Portfolio Funds will generally be comprised of equity securities principally consisting of common stock, preferred stock, and convertible preferred stock of any market capitalization. The Advisor will balance the Fund’s Portfolio Funds around a variety of specific sectors that will be invested in depending on market circumstances. In some circumstances, if too few sectors are invested, sector weighting may include a large allocation to cash.
The Advisor uses and investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the probability of a recession within the next several months based on leading economic indicators). When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, exchange traded notes (“ETNs”) and leverage and inverse ETFs. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.
The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise track particular market sectors. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Common Stock Risk.  Investments by the Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Portfolio Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Portfolio Fund.

Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
Leveraged and Inverse ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.

ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Model Risk. Portfolio Funds or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Small-Cap and Mid-Cap Securities Risk.  The Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Portfolio Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at http://www.ncfunds.com/fundpages/851.htm for the Institutional Class Shares, http://www.ncfunds.com/fundpages/852.htm for the Class C Shares, and http://www.ncfunds.com/fundpages/881.htm for Class A Shares.

Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 10.58% (quarter ended December 31, 2020 ) and the Fund’s lowest quarterly return was - 19.76% (quarter ended March 31, 2020 ). The Fund’s year-to-date return as of June 30, 202 1 , was 9.04%.

Average Annual Total Returns Periods Ended December 31, 2020	Past 1 Year	Past 5 Years	Since Inception [1]
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	0.88% 0.63% 0.69%	5.49% 4.61% 4.17%	6.43% 5.18% 4.66%
Morningstar Moderate Aggressive Target Risk TR Index [2] (reflects no deductions for fees and expenses)	13.31%	11.23%	9.46%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	18.40%	5.22%	14.39%
Class C Shares Before taxes	-0.17%	4.44%	5.52%
Class A Shares Before taxes	0.52%	N/A	3.69%
1.   September 20, 2012, for Institutional Class Shares, April 2, 2018 for Class A Shares, and September 26, 2012 for Class C Shares.
2. In prior prospectuses, the Fund compared its performance to the S&P 500 Total Return Index.  The Advisor believes the Morningstar Moderate Aggressive Target Risk TR Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies than the S&P 500 Total Return Index as the Fund uses a defensive overlay and may result in higher allocations to cash or other investments not included in the S&P 500 Total Return Index and, therefore, the Morningstar Moderate Aggressive Target Risk TR Index will replace the S&P 500 Total Return Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Manager.  The Fund’s portfolio is managed on a day-to-day basis by Scott Wetherington. Mr. Wetherington has provided services to the Fund since January 2020.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 48 of the prospectus.

IMPORTANT ADDITIONAL INFORMATION
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for the Adaptive Hedged Multi-Asset Income Fund, Adaptive Fundamental Growth Fund, Adaptive Growth Opportunities Fund, Adaptive Hedged High Income Fund, Adaptive Tactical Outlook Fund, and Adaptive Tactical Rotation Fund (collectively, the “Funds” and individually each a “Fund”) and all share classes is $1,000 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
The Funds’ shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Funds by mail, facsimile, telephone, and bank wire. Purchase and redemption orders of Fund shares by mail should be sent to the Adaptive Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Purchase and redemption orders by facsimile should be transmitted to 919-882-9281. Please call the Funds at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase and redemption orders on their behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangement will generally be taxed later upon withdrawal of assets from those accounts.
PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) the Funds, and their related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT
OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS
INVESTMENT OBJECTIVES
The investment objective for each Fund is listed in the table below. These investment objectives are not fundamental policies and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective takes effect.
Fund	Investment Objective
Adaptive Hedged Multi- Asset Income Fund (formerly, Adaptive Hedged Income Fund)	Total return through a combination of capital appreciation and current income.
Adaptive Fundamental Growth Fund	Capital appreciation.
Adaptive Hedged High Income Fund	Current income and real return.
Adaptive Tactical Outlook Fund (formerly, Adaptive Tactical Economic Fund)	Total return through a combination of capital appreciation and current income, with a secondary goal of downside protection.
Adaptive Tactical Rotation Fund	Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES FOR THE FUNDS
Adaptive Hedged Multi-Asset Income Fund
The Advisor seeks to achieve the Fund’s investment objective of total return by investing in other investment companies, including mutual funds and exchange-traded funds that are registered under the 1940 Act and not affiliated with the Fund (“Portfolio Funds”) or by making direct investments. The Fund’s portfolio will consist of a mix of direct and indirect investments through Portfolio Funds and each may be all of the Fund’s portfolio or none of the Fund’s portfolio at any given time. The Fund’s fixed income investments, both direct and indirect through Portfolio Funds, may include mortgage backed securities, asset backed securities, commercial mortgage backed securities, non-agency mortgage backed securities, corporate investment grade securities, convertible securities, high-yield, high risk bonds (commonly known as “junk bonds”), securities issued or guaranteed by certain U.S. Government agencies, instrumentalities and sponsored enterprises, exchange traded notes (“ETNs”), and global debt securities. The Fund’s equity investments, both direct and indirect through Portfolio Funds, may include dividend paying equity securities, REITs, and preferred securities. The Fund’s equity investments will not be limited by sector criteria or market capitalization. The Fund’s allocation of its assets into various asset classes will depend on the views of the Advisor as to the best value relative to what is currently presented in the marketplace.
The Fund will invest in fixed income securities of any maturity and any credit rating, including below investment grade securities (commonly referred to as “junk”). The below investment grade securities will include corporate bonds, securities of issuers in default, unrated securities, mortgage-backed securities, and asset-backed securities. The Fund’s fixed income investments will also include commodity based ETNs. The fixed income securities in which the Fund invests do not have an established average portfolio duration and the average portfolio durations will vary. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. In general, the higher the duration, the more a bond's price will drop as interest rates rise (and the greater the interest rate risk). As a general rule, for every 1% change in interest rates (increase or decrease), a bond’s price will change approximately 1% in the opposite direction, for every year of duration.  The Fund will not be limited in its investments by sector criteria and may invest in foreign securities, including foreign securities in emerging markets.

The Advisor uses an investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the probability of a recession within the next several months based on leading economic indicators). The Advisor utilizes research and valuation metrics to determine which fixed income asset classes have the greatest potential for producing positive performance and income, with a focus on capturing upside performance while protecting against loss. The Advisor’s research includes momentum factors on various fixed income sectors measured over both short- and long-term periods to create a ranking methodology. Research also includes technical indicators such as moving averages for additional risk control. Valuation metrics are measures of a company’s performance, financial health, and prospects for future earnings by comparing the market’s opinion (share price) to actual reported earnings to help predict a company’s prospects. The fixed income Portfolio Funds are selected based on liquidity, cost, and tracking error (degree to which an ETF that is not actively managed follows its index). The dividend paying equity securities are selected based on dividend yield and diversification. The preferred securities and REITs are selected based on their yield relative to traditional fixed income sectors. When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, ETNs, and leveraged ETFs (ETFs that seek to deliver multiples of the performance of the index or benchmark they track) and inverse ETFs (ETFs that seek to deliver the opposite of the performance of the index or benchmark they track) to hedge the Fund’s portfolio. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.
The Advisor will sell a portfolio security when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and higher taxes. The Fund may invest up to 15% of its net assets in illiquid investments. Portfolio turnover will not be a limiting factor in making investment decisions.
Adaptive Fundamental Growth Fund
The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by principally investing in domestic stocks that the Advisor believes to have above-average growth potential relative to their peers. The Advisor uses a proprietary screening system that incorporates quantitative and fundamental analysis in order to construct the Fund’s portfolio. The Fund is considered “diversified” under the 1940 Act.

The Fund invests principally in domestic common stocks and is not limited in its investments by market capitalization.  The Fund may invest in other investment companies, including mutual funds and exchange traded funds that are registered under the 1940 Act and not affiliated with the Fund (“Portfolio Funds”).
The Advisor utilizes a screening and selection process to build a portfolio of quality domestic growth stocks, which includes a select group of growth stocks that the Advisor believes have the potential for revenue growth rates higher than their peers.
First, the Advisor employs quantitative analysis of individual stock metrics in order to select stocks with quality and/or growth characteristics. Quality metrics may include earnings variability, return on equity, and debt to equity ratio.  Growth metrics may include revenue growth rates and companies with above average earnings growth.  Second, the Advisor will select approximately 30-40 stocks from this universe with an emphasis on companies that the Advisor believes may have a competitive advantage (such as strong products in industries with high barriers to entry), sustainable earnings growth rates, growth of free cash flow, and/or potential for a high return on capital.  This selection of 30-40 holdings is constructed to diversify across sectors and industries where current opportunities are viewed as favorable.  The portfolio is generally equally weighted based on the security’s market value.
The Fund may employ a risk management strategy intended to manage the volatility of the Fund’s returns and reduce the overall risk of investing in the Fund. When employing this risk management strategy, the Fund may allocate a significant percentage of its assets to cash and cash equivalents. When employing the risk management strategy, in addition to cash, the Fund may utilize a hedge overlay for downside protection, which will include ETFs that have exposure to changes in volatility or offer inverse performance to equity markets (inverse ETFs).  In order to effectively execute the hedge overlay, when the Fund is not employing the risk management strategy, the Advisor will generally maintain an approximately 10% position in a broad market equity ETF, and the assets allocated to this broad market equity ETF are reallocated to the risk management strategy investments in times of market stress. The Advisor views market stress as increased levels of volatility and a higher risk of loss as potential for larger drawdowns in equity markets. The Advisor uses several factors in determining when to allocate to the risk management strategy and hedge against potential higher risk of loss in equity markets. These factors include models that use technical indicators measuring momentum and breadth (the number of stocks advancing relative to the number of stocks declining in a given index) in equity markets. Additional models measure increased levels of market volatility that may indicate potential market stress. The hedge overlay will be used when the Advisor believes there is the potential for higher risk of loss in equity markets.
The Advisor may sell a portfolio security when its reward/risk measures weaken, the fundamentals of the stock change, to pursue opportunities that the Advisor believes will be of greater benefit to the Fund, or to rebalance the Fund’s portfolio. As a result of its strategy, the Fund may have a relatively high level or portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions cost and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.

Adaptive Hedged High Income Fund
The Advisor seeks to achieve the Fund’s investment objective of current income and real return by investing other investment companies, including mutual and exchange-traded funds that are registered under the 1940 Act and not affiliated with the Fund (“Portfolio Funds”) or making direct investments in portfolio securities based upon institutional research. The Fund may invest in MLPs, REITs, Limited Partnerships, convertible fixed income securities, and large capitalization equity securities, including preferred stocks, that the Advisor believes will generate income. The Fund may also directly invest in equities for investment purposes. The Fund is considered “diversified” under the 1940 Act.
The investments of the Fund and Portfolio Funds will be comprised primarily of fixed income securities, principally consisting of bonds, corporate debt securities, and government securities.  Such investments will frequently include high yield corporate bonds (or “junk bonds”), and emerging market debt. The Fund will invest a significant amount of its assets in securities that are rated below investment grade at the time of investment. The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any credit rating, including bonds of issuers in default. The Fund and Portfolio Funds may occasionally invest in inverse high yield investments (which attempt to short high yield or “junk” bonds) to provide a hedge to the portfolio during negative credit events, such as when an increase in the default rates of any of the U.S. high yield sectors occurs or when there is an increase in the high yield bond spread. A high yield bond spread is the percentage difference in current yields of various classes of high-yield bonds compared to investment-grade corporate bonds or another benchmark bond measure. The inverse high yield investments that the Fund and Portfolio Funds may invest in are ETFs that provide inverse exposure to high yield or “junk” bond markets. The Fund and Portfolio Funds do not have an established average portfolio duration and the average portfolio durations will vary. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. In general, the higher the duration, the more a bond's price will drop as interest rates rise (and the greater the interest rate risk). As a general rule, for every 1% change in interest rates (increase or decrease), a bond’s price will change approximately 1% in the opposite direction, for every year of duration.  The Fund and Portfolio Funds will not be limited in their investments by sector criteria. The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Advisor uses an investment model for analyzing market trends. He investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the profitability of a recession within the next several months based on leading economic indicators). When the Advisor’s model indicates a negative market trend, the fund may utilize defensive investments including ETFs that invest in treasury bonds, ETNs and leveraged inverse ETFs to hedge the Fund’s portfolio. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions. The Advisor’s research for determining unfavorable market conditions includes a price momentum model and moving averages on the high yield fixed income sector. The Fund’s allocation will have a core allocation to high yield for 70% of the portfolio and generally up to 30% of the Fund’s assets could be used to protect the core holdings during unfavorable market conditions.

The Advisor will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced due to increases or decreases in the Fund’s net assets. Decisions by the Advisor to sell other portfolio securities will be based upon institutional research. Under certain market conditions such as when corporate bankruptcies are increasing or when corporate fundamentals are decreasing, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes.  Portfolio turnover will not be a limiting factor in making investment decisions.

Adaptive Tactical Outlook Fund
The Fund seeks to achieve the Fund’s investment objective of total return by investing in exchange traded funds (“ETFs”) as well as other funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (together, the “Portfolio Funds”). The Fund is considered “diversified” under the 1940 Act.
The strategy will follow an asset allocation strategy under which the Advisor selects ETFs that invest in equity securities and fixed income securities. The equity securities consist of primarily U.S. large cap, mid cap, and small cap securities. The fixed income securities will be primarily investment grade and may be of any duration and maturity, although, the Advisor expects that most will be short to medium term fixed income securities. The Advisor selects individual ETFs based on their performance track record, portfolio manager views on the underlying investments, and risk/return analysis of the ETF against a comparable benchmark.  The asset allocation strategy of the Fund deploys the Fund’s assets among equity and fixed income securities based on the Advisor’s internal technical and economic fundamental research. Economic fundamental research focuses on macroeconomic factors (e.g. economy and industry conditions). The Fund may invest 0-100% of its assets in equity and in fixed income securities based on the optimal allocation suggested by the Advisor’s research. The Fund may also invest in ETFs that invest in alternative investments, which will consist primarily of Real Estate Investment Trusts (“REITs”), limited partnerships, commodities, long/short equity, smart beta, or global macro strategies to hedge the equity and fixed income investments with 0-20% of Fund assets.
The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria. The selection of equity ETFs is based on how well the ETF tracks an index for large cap securities (S&P 500), mid cap securities (S&P Mid Cap 400), and small cap securities (Russell 2000). The selection of fixed income ETFs is based on how well the ETF tracks an index for short to intermediate US Treasuries, or the Bloomberg Barclays US Aggregate Bond Index. The Portfolio Funds in which a portfolio manager invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, a portfolio manager is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.

The Fund will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced based on the Advisor’s internal technical and economic fundamental research.  As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
Adaptive Tactical Rotation Fund
The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”). The Fund will not generally invest in individual portfolio securities. The Fund is considered “diversified” under the 1940 Act.
The Advisor utilizes sector rotation strategies that attempt to capitalize on changes in the business cycle. The investments of the Portfolio Funds will generally be comprised of equity securities principally consisting of common stock, preferred stock, and convertible preferred stock of any market capitalization.  The Advisor will balance the Fund’s Portfolio Funds around a variety of specific sectors that will be invested in depending on market circumstances. In some circumstances, if too few sectors are invested, sector weighting may include a large allocation to cash.
The Advisor uses and investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model (a model that measures the probability of a recession within the next several months based on leading economic indicators). When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, exchange traded notes (“ETNs”) and leverage and inverse ETFs. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.
The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise track particular market sectors. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
NON-PRINCIPAL INVESTMENT STRATEGIES FOR THE FUNDS
Adaptive Tactical Outlook Fund
The Advisor uses an investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, comparative indicators relative to certain indices and a recession model. When the Advisor’s model indicates a negative market trend, the Fund may utilize defensive investments, including ETFs that invest in treasury bonds, exchange traded notes (“ETNs”) and leverage and inverse ETFs. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.

When the Advisor deems is appropriate to position the portfolio defensively, the Fund may allocate a significant percentage of its assets to US short to intermediate duration treasuries, cash, and cash equivalents. When adding US treasuries, cash, or cash-equivalents, the Advisor will be simultaneously reducing equity exposure.
Adaptive Tactical Rotation Fund
The Fund may invest in put options and use market index positions as option collateral.  Such investments will be less than 10% of the Fund’s assets and will not be a principal strategy.
The Fund may employ a risk management strategy intended to manage the volatility of the Fund’s returns and reduce the overall risk of investing in the Fund. When employing this risk management strategy, the Fund may allocate a significant percentage of its assets to cash and cash equivalents. When employing the risk management strategy, in addition to cash, the Fund may utilize a hedge overlay for downside protection, which will include ETFs that have exposure to changes in volatility or offer inverse performance to equity markets (inverse ETFs). In order to effectively execute the hedge overlay, when the Fund is not employing the risk management strategy, the Advisor will generally maintain an approximately 10% position in a broad market equity ETF, and the assets allocated to this broad market equity ETF are reallocated to the risk management strategy investments in times of market stress. The hedge overlay will be used when the Advisor believes there is the potential for higher risk of loss in equity markets.
PRINCIPAL INVESTMENT RISKS FOR THE FUNDS
	Hedged Multi- Asset Income Fund	Fundamental Growth Fund	Hedged High Income Fund	Tactical Outlook Fund	Tactical Rotation Fund
Asset-Backed Securities Investment	X
Cash and Cash Equivalents	X	X	X
Commodities	X
Common Stock		X		X	X
Control of Portfolio Funds	X	X	X	X	X
Convertible Securities	X		X
Corporate Debt Securities	X		X
COVID-19	X	X	X	X	X
Credit	X
Cybersecurity	X	X	X	X	X

	Hedged Multi- Asset Income Fund	Fundamental Growth Fund	Hedged High Income Fund	Tactical Outlook Fund	Tactical Rotation Fund
Equity Securities		X	X	X	X
ETF Investing	X	X	X	X	X
ETN	X		X		X
Fixed Income	X		X
Foreign Securities and Emerging Markets	X		X
Fund Investing	X	X		X	X
High-Yield	X		X
Inflation	X		X
Interest Rate	X		X
Inverse ETF		X
Investment Advisor	X	X	X	X	X
Large-Cap Securities		X	X	X	X
Leveraged and Inverse ETFs	X		X		X
LIBOR	X
Liquidity	X
Managed Volatility	X	X	X
Management
Market	X	X	X	X	X
MLPs			X
Mortgage-Backed Securities	X
Portfolio Turnover	X	X	X	X	X
Preferred Equity		X			X

	Hedged Multi- Asset Income Fund	Fundamental Growth Fund	Hedged High Income Fund	Tactical Outlook Fund	Tactical Rotation Fund
Quantitative Model		X			X
Rating Agencies	X
REIT	X		X
Small-Cap and Mid-Cap Securities		X		X	X
U.S. Government Securities	X

Asset-Backed Securities Investment Risk. Asset-backed investments tend to increase in value less than other debt securities when interest rates decline but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. Asset-backed securities invests may have underlying assets. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. It is possible that may, or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Commodities Risk.  The Fund and Portfolio Funds may have exposure to the commodities markets, subjecting the Fund to risks not associated with investments in traditional securities.  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, including drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to changes in value, supply and demand, and governmental regulatory policies.

Common Stock Risk.  Investments by the Fund and Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  Even though each Portfolio Fund is subject to certain constraints, the investment advisor of each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Convertible Securities Risk.  Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  For example, the Fund or Portfolio Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share.  If the market value of the shares of common stock reached $12, the Fund or Portfolio Fund could realize an additional $2 per share by converting its fixed income securities.  Convertible securities have lower yields than comparable fixed income securities.  In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.  Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.  However, convertible securities permit the Fund or Portfolio Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Corporate Debt Securities Risk.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment.  Higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, like trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  Insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.
Credit Risk. Credit risk refers to the risk that an issuer or counterparty will fail to pay its obligations when they are due. As a result, the Fund’s or a Portfolio Fund’s income might be reduced, the value of the Fund’s or Portfolio Fund’s investment might fall, and/or the Fund or Portfolio Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social, or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors, and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Depository Receipts.  The Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers.  Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), and other similar global instruments.  ADRs are generally issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  GDRs are generally issued by a foreign branch of an international bank that evidence ownership of foreign underlying securities.  Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  The Fund’s investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Derivatives Risk.  The Fund and the Portfolio Funds held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  The Funds’ and the Portfolio Funds’ use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Advisor or the Portfolio Funds’ investment advisor and may not be available at the time or price desired. The Fund’s and the Portfolio Funds’ use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Fund or the Portfolio Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund or the Portfolio Fund could lose more than the amount it invests. In addition, derivatives transactions can increase the Fund’s or the Portfolio Fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the Fund or Portfolio Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

When the Fund or a Portfolio Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund or the Portfolio Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Advisor. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.
The regulation of the derivatives markets has increased over the past several years and additional future regulation of the derivatives markets may make derivatives costlier, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value. These regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
ETF Investing Risk.  An investment in an ETF is an investment in another investment company and therefore the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests in addition to the Fund’s own fees and expenses. As a result, the cost of investing will be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of its corresponding index. Some ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the ETFs in the Fund’s portfolio will be borne by the Fund.
ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect.  ETNs also are subject to issuer and fixed-income risk.
Fixed Income Risk.  Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment).  These risks could affect the value of a particular investment possibly causing the Fund's or a Portfolio Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  When the Fund or a Portfolio Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  Interest rates are currently at historical lows, which may impact the Fund’s risk profile. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

Foreign Securities and Emerging Markets Risk.  Foreign securities have investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund or a Portfolio Fund with significant investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
The Fund and Portfolio Funds may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capital income.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity. There is also less publicly available information on emerging market companies due to differences in regulation, accounting, auditing, and financial recordkeeping requirements, and the information available may be unreliable or outdated.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Portfolio Funds and also may be higher than other funds that invest directly in securities. The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.

High-Yield Risk.  The Fund and Portfolio Funds may invest in junk securities, including securities of issuers in default, below investment grade mortgage-backed securities and asset-backed securities, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities.  The retail secondary market for junk securities may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.
Inflation Risk.  Fixed income securities are subject to inflation risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Inverse ETF Risk. Investing in inverse ETFs may result in increased volatility due to the inverse ETF’s possible use of short sales of securities and derivatives such as options and futures.  The use of leverage by an ETF increases risk to the Fund.  The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of fixed income securities or may fall resulting in an increase in the value of such securities. Interest rates are currently at historic lows due to the various federal government stimulus programs as a result of the COVID-19 pandemic. Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraged and Inverse ETFs.   Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures.  The use of leverage by an ETF increases risk to the Fund.  The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Libor Risk. Instruments in which the Fund or Portfolio Funds invest may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund or Portfolio Funds and issuers of instruments in which the Fund or Portfolio Funds invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund or Portfolio Funds and/or issuers of instruments in which the Fund or Portfolio Funds may invest may also reference LIBOR. The Fund or Portfolio Funds also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The effect of a phase out of LIBOR on U.S. instruments in which the Fund or Portfolio Funds may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund or Portfolio Funds invests and financial markets generally.
Liquidity Risk. Liquidity risk exists when particular investments would be difficult to purchase or sell, possibly preventing the Fund or Portfolio Funds from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Illiquid investments may be difficult to dispose of at a fair price at the times when the Fund or Portfolio Funds believe it is desirable to do so. The market price of illiquid investments generally is more volatile than that of more liquid investments, which may adversely affect the price that the Fund or Portfolio Funds pay for or recovers upon the sale of such investments. Illiquid investments are also more difficult to value, especially in challenging markets. The portfolio manager’s judgment may play a greater role in the valuation process. Investments in illiquid securities may restrict the Fund’s or a Portfolio Fund’s ability to take advantage of market opportunities.
Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Advisor’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Advisor anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund or Portfolio Funds may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors
MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Many of the Fund’s investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. If the Fund is one of the largest investors in certain MLPs, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund.
The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund.
MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of the Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected.

Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.
The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state. Furthermore, the structures and terms of the MLPs and other entities described in this prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.
Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board.
Mortgage-Backed Securities Risk. Investments in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund or Portfolio Funds also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security may be less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency. The liquidity of mortgage-backed securities can change significantly over time. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage, and the amount of overcollateralization or undercollateralization of a mortgage pool. The foregoing risks may be heightened for the below investment grade mortgage-backed securities in the Fund’s or a Portfolio Fund’s portfolio.

The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s or Portfolio Funds’ mortgage-related investments. Delinquencies and loses on residential mortgage loans generally increased in the last decade and potentially could begin to increase again. Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities.
In addition, the liquidity of mortgage-backed securities varies by type of security; at certain times a Fund or a Portfolio Fund may be unable to dispose of such investments at a desirable time or at the value the Fund or Portfolio Fund has placed on the investment. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.
Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic U.S. conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Equity Securities Risk.  In addition to shares of common stock, the equity securities held by the Fund and Portfolio Funds may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like shares of common stock, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised.  As a result of the conversion feature, the interest rate or dividend preference is less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Managed Volatility Risk. Techniques used by Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Portfolio Turnover Risk.  The Advisor will sell securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.
Quantitative Model Risk.  Portfolio Funds or other investments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.  There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
Small-Cap and Mid-Cap Securities Risk.  The Fund and Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater risk than investing in larger and more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies are usually less marketable and, therefore, more volatile than securities of larger, more established companies or the market in general.  Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth.  Small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may be more vulnerable than larger companies to adverse business or economic developments, the risk exists that the companies will not succeed, and the prices of the companies’ shares could dramatically decline in value.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
NON-PRINCIPAL INVESTMENT RISKS FOR THE FUNDS
Adaptive Tactical Rotation Fund
Risks from Purchasing Options.  If a put option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.  Since many factors influence the value of an option, including the price of the underlying security, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying security, the Advisor’s success in implementing the Fund’s strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.
DISCLOSURE OF PORTFOLIO HOLDINGS
A full description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When a Fund takes a temporary defensive position, that Fund may not be able to achieve its investment objective.

MANAGEMENT OF THE FUNDS
INVESTMENT ADVISOR
The Funds’ investment advisor is Cavalier Investments, LLC d/b/a Adaptive Investments, of 12600 Deerfield Drive, Suite #100, Alpharetta, Georgia 30004 (the “Advisor”).  The Advisor was established in 2015 and is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor manages the investment portfolio and business affairs of the Fund pursuant to an investment advisory agreement between the Trust and the Advisor, with respect to the Fund (the “Investment Advisory Agreement”).  As of May 31, 202 1 , the Advisor had approximately $ 272 million in assets under management.
The Advisor intends to primarily utilize an investment sub-advisor in seeking the investment objective of the Adaptive Growth Opportunities Fund. The Advisor will be responsible for monitoring and overseeing the investment sub-advisor, including the monitoring of risk and the continual validation of the sub-advisor and investment strategy. The Advisor may directly manage a portion of the portfolio of the Adaptive Growth Opportunities Fund from time to time. Such directly managed portion of the respective Fund’s portfolio will be less than 10% of the Fund’s assets and will not be a principal strategy.
Each of the Funds are wholly or partially managed by the Advisor. The Advisor and sub-advisor, as applicable to their managed assets, are responsible for the selection of broker-dealers through which the Funds execute portfolio transactions.
During the period between June 1, 2015, and July 31, 2015, FolioMetrix, LLC, was the investment adviser to the Funds. From August 1, 2015, until August 19, 2015, a previous investment advisor served the Funds, Compass Capital Corporation. Compass Capital Corporation sponsored the creation of the current Advisor. The Advisor underwent a change in control in August 2016, at which time a new advisory agreement was approved by the Board and its shareholders.
Manager-of-Managers Order. The Trust and the Advisor have applied for and obtained an exemptive order (the “Order”) from the SEC that would permit the Advisor, with the Trust’s Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.
Advisor Compensation.  As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on the Funds’ average daily net assets at the following annual rates:

Fund	Rate
Adaptive Hedged Multi-Asset Income Fund	1.00%
Adaptive Fundamental Growth Fund	1.00%
Adaptive Hedged High Income Fund	1.00%
Adaptive Tactical Outlook Fund	1.00%
Adaptive Tactical Rotation Fund	1.00%
Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its fees and to assume other expenses so that the total annual operating expenses of each Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than the amounts set forth in the table below of the average daily net assets of the Institutional, Class A, and Class C shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 202 2, and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.
Operating Expense Limit
Fund	Institutional	Class A	Class C
Adaptive Hedged Multi-Asset Income Fund	1.25%	1.50%	2.25%
Adaptive Fundamental Growth Fund	1.25%	1.50%	2.25%
Adaptive Hedged High Income Fund	1.25%	1.50%	2.25%
Adaptive Tactical Outlook Fund	1.25%	1.50%	2.25%
Adaptive Tactical Rotation Fund	1.25%	1.50%	2.25%
For the fiscal year ended May 31, 202 1 , the Funds paid the Advisor management fees (after waivers) as a percentage of each Funds’ average daily net assets, as follows:
Fund	Net Advisory Fee Received
Adaptive Hedged Multi-Asset Income Fund	0.39%
Adaptive Fundamental Growth Fund	0.59%
Adaptive Hedged High Income Fund	0.00%
Adaptive Tactical Outlook Fund	0.00%
Adaptive Tactical Rotation Fund	0.00%
Disclosure Regarding Approval of Investment Advisory Agreement.  A discussion regarding the Trustees’ basis for approving the investment advisory agreement for the Funds can be found in the Funds’ annual report to shareholders for the period ended May 31, 202 1 .  You may obtain a copy of the annual and semi-annual report, free of charge, upon request to the Funds.

Portfolio Managers.  Each portfolio manager is jointly and primarily responsible for the day-to-day management of the applicable Fund’s portfolio. The portfolio manager(s) assigned to each individual Fund are as follows:
Fund	Portfolio Manager	Advisor/Sub-Advisor
Adaptive Hedged Income Fund	Scott Wetherington	Advisor
Adaptive Fundamental Growth Fund	Scott Wetherington	Advisor
Adaptive Hedged High Income Fund	Scott Wetherington	Advisor
Adaptive Tactical Outlook Fund	Scott Wetherington	Advisor
Adaptive Tactical Rotation Fund	Scott Wetherington	Advisor
Scott Wetherington is a portfolio manager for the Adaptive Hedged Multi-Asset Income Fund, Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Tactical Outlook Fund, and Adaptive Tactical Rotation Fund. Scott has served as chief investment officer of Cavalier Investments LLC d/b/a Adaptive Investments since 2016. Prior to Adaptive Investments, Scott served as senior portfolio manager and chief investment strategist for Linder Capital Advisors from 2009 to 2016.  Scott also holds the chartered financial analyst designation (CFA) and is a member of the Atlanta Society of Finance and Investment Professionals.
A description of the business experience of the other portfolio managers are described below in “Investment Sub-Advisors.” The Funds’ Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio manager(s), and the portfolio managers’ ownership of shares of the Fund.
INVESTMENT SUB-ADVISORS
Each Sub-Advisor serves pursuant to an investment sub-advisory agreement with the Advisor as approved by the Trustees.  The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees. As compensation for the sub-advisory services each provides to the Fund, the Advisor pays the Sub-Advisor a portion of the management fees that the Advisor receives from the Fund. Each Sub-Advisor is a registered investment advisor.
For the fiscal year ended May 31, 202 1 , the Advisor paid the respective Sub-Advisor management fees as a percentage of each Fund’s average daily net assets, as follows:
Fund	Rate
Adaptive Hedged Multi-Asset Income Fund[1]	0.25%
Adaptive Fundamental Growth Fund[2]	0.23%
1. Buckhead Capital Management, LLC stopped serving as sub-advisor to the Adaptive Hedged Multi-Asset Income Fund effective October 1, 2020.
2. As of June 2, 2020, Navellier & Associates, Inc. was no longer being compensated under the Sub-Advisory Agreement with the Sub-Advisor and the Sub-Advisor ceased providing services under the Sub-Advisory Agreement as of June 15, 2020.

Disclosure Regarding Approval of Sub-Advisory Agreements.  A discussion regarding the Trustees’ basis for approving the sub-advisory agreement for the Adaptive Hedged Income Fund, Adaptive Fundamental Growth, and Adaptive Growth Opportunities Fund can be found in the Funds’ annual report to shareholders for the period ended May 31, 20 21 .  You may obtain a copy of the annual and semi-annual report, free of charge, upon request to the Funds.

DISTRIBUTOR
Capital Investment Group, Inc. (“Distributor”), is the principal underwriter and distributor of each Fund’s shares and serves as each Fund’s exclusive agent for the distribution of such Fund’s shares. The Distributor may sell each Fund’s shares to or through qualified securities dealers or others.
Rule 12b-1 Distribution Plan. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”) that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Under the Funds’ Distribution Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s Class A Shares for shareholder services and distribution related expenses. Under the Funds’ Distribution Plan related to the Class C Shares, each Fund may pay an annual rate of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

INVESTING IN THE FUNDS
PURCHASE OPTIONS
Through this prospectus, the Funds offer three different classes of shares. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. Each class represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses, allowing you to choose the class that best suits your needs.  You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.
Each investor’s considerations are different. You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.
Institutional Class Shares
•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge on shares redeemed.
•	$1,000 minimum initial investment.
•	No purchase maximum per transaction.
•	No conversion.
Class A Shares
•	A 4.50% front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.
•	No contingent deferred sales charge on shares redeemed.
•	$1,000 minimum initial investment.
Class C Shares
•	No front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.
•	$1,000 minimum initial investment.
•	Purchase maximum per transaction of $500,000.
•	Automatic conversion to Institutional Class Shares seven years after purchase.
When you purchase shares of a Fund, you must choose a share class.  If none is chosen, your investment will be made in Institutional Class Shares.
Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Funds’ website since the Funds’ website contains limited information.  Further information is available free of charge by calling the Funds at 1-800-773-3863.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries
The availability of certain sales charge waivers and discounts may depend whether you purchase your shares directly from the Funds or through a financial intermediary.
Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.
In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.
INSTITUTIONAL CLASS SHARES
Institutional Class Shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds.  The minimum initial investment is $1,000 The minimum additional investment is $50. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.
CLASS A SHARES
Class A Shares are sold subject to a maximum sales charge of 4.50% so that the term “offering price” includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $1,000. The minimum additional investment is $50. Each Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.
Sales Charges. The public offering price of Class A Shares of the Funds is the net asset value per share plus a sales charge. The Distributor receives this sales charge and may re-allow it in the form of dealer discounts and brokerage commissions as follows:
Amount Of Transaction At Public Offering Price	Sales Charge As % Of Public Offering Price	Sales Charge As % Of Net Amount Invested	Dealer Reallowance As % Of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $100,000	4.00%	4.17%	3.50%
$100,000 to $250,000	3.00%	3.09%	2.50%
$250,000 to $500,000	2.50%	2.56%	2.00%
$500,000 and above	1.00%	1.01%	0.50%

Reduced Sales Charges. Consistent with the policies of this prospectus, certain investors may be eligible to pay a lower sales charge. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances:
Rights of Accumulation. The sales charge applicable to a current purchase of Class A shares of the Funds is determined by adding the purchase price of Class A shares to be purchased to the aggregate value (at current offering price) of Class A shares of the Funds previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made that would so qualify.
Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the “Letter of Intent” section of the Fund’s Shares Application. Information about the “Letter of Intent” procedure is contained in the Statement of Additional Information.
In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or their broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge.  An investor may be required to provide the Funds, the Distributor, or their broker-dealer certain information to verify eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding a Fund’s shares eligible to be aggregated that are in all accounts held directly with the Funds by the investor; (ii) information or records regarding a Fund’s shares eligible to be aggregated that are in accounts held with broker-dealers by the investor; and (iii) information or records regarding a Fund’s shares eligible to be aggregated that are in accounts held with the Funds or with any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.  See the Statement of Additional Information for additional information on reduced sales charges.
Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Funds’ Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Funds’ Advisor or its affiliates and certain employee benefit plans for employees of the Funds’ investment; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.
For more information regarding which intermediaries may have agreements with the Funds or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

CLASS C SHARES
Class C Shares are sold at net asset value. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares. Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $1,000.  The minimum additional investment is $50. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.  The maximum purchase per transaction is $500,000.
Contingent Deferred Sales Charges.  If you redeem your Class C Shares within the first year of purchase, you may be subject to a contingent deferred sales charge.  The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:
Year of Redemption After Purchase	Contingent Deferred Sales Charge
First	1.00%
Second and Following	None
The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class C Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%.  The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class C Shares of the Funds. The Distributor, as paying agent for the Funds, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class C Shares available in exchange for their services.  The Distributor may also retain a portion of the contingent deferred sales charge.
To determine if the contingent deferred sales charge applies to a redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period.  Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.
The contingent deferred sales charge imposed on Class C Shares redeemed within the first year of purchase may be waived in certain circumstances.  See “Redeeming Your Shares – Contingent Deferred Sales Charge Waivers” below.
If you hold Class C Shares for seven years, they will automatically convert to Institutional Class Shares.  Institutional Class Shares are not subject to the distribution and service plan (Rule 12b-1) fees of 1.00%.  Purchases of Class C Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

PURCHASE AND REDEMPTION PRICE
Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) after an order is received by a Fund or it’s designated agent in good form.  An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  A Fund’s NAV per share for each class of shares is calculated by dividing the value of that Fund’s total assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares of the Fund attributable to that class.  To the extent that the Funds hold portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Funds do not price shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  The NAV per share for each class of shares is at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the SAI for more detail.
The pricing and valuation of portfolio securities is determined in good faith by a valuation committee in accordance with the Funds’ policies and procedures established by, and under the direction of, the Board.  In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value in good faith by either a valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board. Fair value pricing may be used in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation.
Pursuant to policies adopted by the Board, the Advisor consults with the Funds’ Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Board (or the Funds’ valuation committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures.  The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. To the extent the Funds invest in other open-end investment companies that are registered under the 1940 Act, the Funds’ net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Fund.
BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced based on the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form.  Orders received in good form by the financial intermediary prior to the NYSE market close (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the NYSE close will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.
PURCHASING SHARES
You may purchase shares of the Funds on any day on which the NYSE is open for trading. Purchases of Fund shares can be made from the Funds by mail, facsimile, telephone, or bank wire. In addition, brokers that are authorized designees of the Funds may receive purchase and redemption orders on behalf of the Funds. These designated brokers are also authorized to designate other financial intermediaries to receive orders on behalf of the Funds.  Such orders will be deemed to have been received by the Funds when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form.  The orders will be priced at the NAV next computed after the orders are received by the authorized broker, or broker-authorized designee.  Orders received in good form prior to the close of the NYSE (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the close of the NYSE will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
The Funds reserve the right to (i) refuse any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.  An investor that has placed a purchase order will be notified as soon as possible in such circumstances.
Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Funds.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Funds and their Administrator and transfer agent.  The Funds will charge a $35 fee and may redeem shares of the Funds owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

Adaptive Funds
[Fund Name and Share Class]
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
The application must contain your social security number or taxpayer identification number.  If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number.  Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
Bank Wire Purchases.  Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.
Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares based on the then-current net asset value. The minimum additional investment is $50.  Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.
Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, a Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.
Exchange Feature.  You may exchange shares of the Funds for shares of the same class of any other series of the Trust that is a mutual fund advised by the Advisor and offered for sale in the state in which you reside.  Shares may be exchanged for shares of the same class of any other series of the Trust that is a mutual fund at the net asset value.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.
The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.
Share Certificates.  The Funds do not issue share certificates.  Evidence of ownership of shares is provided through entry in a Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor.  The Funds may also ask to see the driver’s license or other identifying documents of the investor.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened, and the investor’s money will not be invested until the Funds receive this required information.  In addition, if after opening the investor’s account the Funds are unable to verify the investor’s identity after reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.  If the Funds close an investor’s account because the Funds could not verify the investor’s identity, the Funds will value the account in accordance with the next NAV calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.
REDEEMING SHARES
You can redeem shares of the Funds on any day on which the NYSE is open for trading. The Funds typically expect that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds; however, the Funds typically expect that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. The Funds may also suspend redemptions, if permitted by the 1940 Act; (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Funds’ disposal of their portfolio securities are not reasonably practicable for the Funds to fairly determine the value of their assets; or (iii) for such other periods as the SEC may order permit for the protection of the Funds’ shareholders.

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Adaptive Funds
[Fund Name and Share Class]
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
Regular mail redemption requests should include the following:
(1)
Your letter of instruction specifying the account number, class of shares, and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit-sharing plans, and other entities.
Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.
The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281).  The confirmation instructions must include the following:
(1)	Name of Fund and class of shares;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.
You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by sending a letter with your new redemption instructions to the Funds. See “Signature Guarantees” below.
The Funds, in their discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds.  Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Funds to be genuine. The Funds will employ reasonable procedures, which may include requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.
Systematic Withdrawal Plan.  A shareholder who owns Fund shares of a particular class valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50).  Each month or quarter, as specified, the applicable Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of a Fund or paid in cash.  Contingent deferred sales charges will not apply to shares redeemed under this plan.  Call or write the Funds for an application form.
Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a value of less than $250 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice.  If the shareholder brings his account value up to at least $250 during the notice period, the account will not be redeemed.  Redemptions due to account size will not be subject to an otherwise applicable contingent deferred sales charge. Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem shares by payment in kind.  It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for the Funds to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities of the Funds.  The securities will be chosen by the Funds, may be either a pro rata payment of each of the securities held by the Funds or a representative sample of securities, and will be valued at the same value assigned to them in computing a Fund’s NAV per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at each Fund’s election.
Signature Guarantees.  To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for: (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Contingent Deferred Sales Charge Waivers.  The contingent deferred sales charge imposed on Class C Shares may be waived in the following circumstances:
•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased.
•	Tax-free returns of excess contributions to IRAs.
•	Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions of Class C Shares pursuant to a systematic withdrawal plan.
•	Mandatory distributions from a tax-deferred retirement plan or IRA.
If you wish to request that a contingent deferred sales charge be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or the Funds.  Such waiver requests must be made at the time of redemption.
Reinstatement Privilege.  If you sell Class C Shares of the Funds, you may reinvest some or all of the proceeds in Class C Shares within 90 days without a contingent deferred sales charge.  Reinstated Class C Shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge.  This privilege can only be used once per calendar year.  If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.
FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions of Fund shares by a shareholder, known as frequent trading, present a number of risks to a Fund’s other shareholders. These risks include dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for some of the portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent trading may also increase portfolio turnover, which may in turn result in increased capital gains taxes for shareholders.
The Board has adopted a policy that is intended to discourage frequent trading by shareholders.  The Funds do not accommodate frequent trading.  Under the adopted policy, the Funds’ transfer agent provides a daily record of shareholder trades to the Advisor. The Funds’ transfer agent also monitors and tests shareholder purchase and redemption orders for frequent trading. The Advisor has the discretion to limit investments, by refusing further purchase and exchange orders, from a shareholder that the Advisor believes has a pattern of trades not in the best interests of the other shareholders. In addition to this discretionary policy, a Fund will also limit investments from any shareholder account that, on two or more occasions during a 60-calendar day period, purchases and redeems shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000.  In the event such a purchase and redemption pattern occurs, the shareholder account and any other account with the same taxpayer identification number will be precluded from investing in such Fund for at least 30 calendar days after the second redemption transaction.

The Funds and Advisor intend to apply this policy uniformly, except that the Funds may not be able to identify or determine that a specific purchase or redemption is part of a pattern of frequent trading or that a specific shareholder is engaged in frequent trading, particularly with respect to transactions made through omnibus accounts or accounts opened through financial intermediaries such as broker-dealers and banks. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership and to purchase, redeem, and exchange Fund shares without the identity of the individual shareholders being immediately known to the Funds. Like omnibus accounts, accounts opened through financial intermediaries normally permit shareholders to purchase, redeem, and exchange Fund shares without the identity of the shareholder being immediately known to the Funds.  Consequently, the ability of the Funds to monitor and detect frequent trading through omnibus and intermediary accounts is limited, and there is no guarantee that the Funds can identify shareholders who might be engaging in frequent trading through these accounts or curtail such trading.
In addition, this policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute frequent trading, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where a shareholder unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error).  The shareholder shall have the burden of proving to the sole satisfaction of the Advisor that a purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and exchange orders from such shareholder.
SHAREHOLDER STATEMENTS AND REPORTS
To keep you informed about your investments, the Fund will send you various account statements and reports, including:
•	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.
•	Quarter-end and year-end shareholder account statements.
•	Reports for the Funds, which includes portfolio manager commentary, performance,
•	Shareholder tax forms.
With e-Delivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please contact us at 1-800-773-3863 or visit https://www.nottinghamco.com/fundpages/Adaptive to sign up for e-Delivery.

OTHER IMPORTANT INFORMATION
DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Funds’ Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.
The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus do not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.
Distributions from the Funds’ net investments income (other than qualified dividend income), including distributions out of the Funds’ net short-term capital gains, if any, are taxable as ordinary income. Distributions by the Funds of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable as long-term capital gains, regardless of how long Fund shares have been held. Distributions by the Funds that qualify as qualified dividend income are taxable at long-term capital gain rates. In addition, a 3.8% U.S. Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interests, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income if they are attributable to qualified dividend income received by the Funds. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Funds satisfy certain holding period requirements in respect of the stock of such corporations.
Dividends received by the Funds from a REIT or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC.
The Funds will distribute most of their income and realized gains to its shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, and capital gains distributions, if any, will generally be paid annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who: (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Funds that they are not subject to backup withholding when required to do so. Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service. The Funds are required in certain circumstances to apply back-up withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish certain information and certifications or who is otherwise subject to back-up withholding.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.
FINANCIAL HIGHLIGHTS
The Financial Highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The financial data in the tables has been audited by BBD, LLP, an independent registered accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report to shareholders. The annual report is incorporated by reference into the Statement of Additional Information, both of which are available, free of charge, upon request, from the Funds.

ADAPTIVE HEDGED MULTI-ASSET INCOME FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017
Net Asset Value, Beginning of Year	$9.79	$10.29	$10.12	$10.42	$9.98
Income (Loss) from Investment Operations Net investment income (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.26 0.06 0.32	0.31 (0.47) (0.16)	0.43 0.17 0.60	0.38 (0.18) 0.20	0.38 0.46 0.84
Less Distributions from: Net investment income Net realized gains Return of capital Total Distributions	(0.28) -- (0.28)	(0.34) -- -- (0.34)	(0.43) -- -- (0.43)	(0.33) -- (0.17) (0.50)	(0.40) -- -- (0.40)
Net Asset Value, End of Year	$9.83	$9.79	$10.29	$10.12	$10.42
Total Return (a)	3.29%	(1.62)%	6.07%	1.93%	8.54%
Net Assets, End of Year (in thousands)	$18,911	$42,354	$14,767	$4,822	$4,498
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets(b)(d)	1.86% 1.25% 2.58%	1.83% 1.25% 3.04%	2.88% 1.25% 4.19%	4.03% 1.25% 3.75%	3.90% 1.29% 3.68%
Portfolio Turnover Rate	148.62%	9.52%	27.78%	99.44%	110.84%
(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)  Does not include expenses of the investment companies in which the Fund invests.
(c)  Calculated using the average shares method.
(d)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

ADAPTIVE HEDGED MULTI-ASSET INCOME FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 ( e )
Net Asset Value, Beginning of Year	$9.43	$9.91	$9.75	$10.07	$9.67
Income (Loss) from Investment Operations Net investment income (loss) (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.15 0.06 0.21	0.20 (0.45) (0.25)	0.31 0.17 0.48	0.25 (0.16) 0.09	0.29 0.42 0.71
Less Distributions from: Net investment income Net realized gains Return of capital Total Distributions	(0.17) -- -- (0.17)	(0.23) -- -- (0.23)	(0.32) -- -- (0.32)	(0.24) -- (0.17) (0.41)	(0.31) -- -- (0.31)
Net Asset Value, End of Year	$9.47	$9.43	$9.91	$9.75	$10.07
Total Return (a)	2.26%	(2.58)%	4.97%	0.94%	7.46%
Net Assets, End of Year (in thousands)	$4,150	$4,147	$4,002	$2,749	$2,204
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets(b)(d)	2.88% 2.25% 1.54%	2.84% 2.25% 2.10%	3.84% 2.25% 3.17%	5.07% 2.25% 2.54%	5.27% 2.28% 2.96%
Portfolio Turnover Rate	148.62%	9.52%	27.78%	99.44%	110.84%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) As of February 24, 2017, the "Advisor Class" Shares were renamed to the "Class C" Shares.  There were no other changes to this class of shares.

ADAPTIVE FUNDAMENTAL GROWTH FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017
Net Asset Value, Beginning of Year	$13.62	$12.61	$16.06	$13.69	$11.58
Income (Loss) from Investment Operations Net investment income (loss)(c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.10) 4.29 4.19	(0.02) 1.04 1.02	(0.01) (2.43) (2.44)	(0.06) 3.05 2.99	0.03 2.10 2.13
Less Distributions from: Net investment income Net realized gains Total Distributions	-- -- (1.25)	(0.01) -- (0.01)	-- (1.01) (1.01)	-- (0.62) (0.62)	(0.02) -- (0.02)
Net Asset Value, End of Year	$16.56	$13.62	$12.61	$16.06	$13.69
Total Return (a)	31.15%	8.05%	(13.63)%	22.23%	18.42%
Net Assets, End of Year (in thousands)	$52,197	$74,999	$80,299	$102,233	$63,142
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets (b)( d )	0.00%(f) 1.67%(e) 1.25%(e) (0.63)%	0.01% 1.47%( e ) 1.25% (e ) (0.13)%	-- 1.39% 1.25% (0.07)%	-- 1.39% 1.25% (0.39)%	-- 1.55% 1.18% 0.29%
Portfolio Turnover Rate	147.82%	72.71%	122.27%	124.11%	135.58%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Includes interest expense.
(f)Less than 0.01% of net assets.

ADAPTIVE FUNDAMENTAL GROWTH FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 ( d )
Net Asset Value, Beginning of Year	$12.84	$12.01	$15.51	$13.38	$11.42
Income (Loss) from Investment Operations Net investment loss (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.24) 4.02 3.78	(0.14) 0.98 0.84	(0.15) (2.34) (2.49)	(0.20) 2.95 2.75	(0.06) 2.04 1.98
Less Distributions from: Net investment income Net realized gains Total Distributions	-- (1.25) (1.25)	(0.01) -- (0.01)	-- (1.01) (1.01)	-- (0.62) (0.62)	(0.02) -- (0.02)
Net Asset Value, End of Year	$15.37	$12.84	$12.01	$15.51	$13.38
Total Return (a)	29.80%	6.95%	(14.47)%	20.92%	17.37%
Net Assets, End of Year (in thousands)	$2,605	$2,381	$2,641	$3,028	$2,423
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets (b) Net Investment Loss to Average Net Assets (b)( e )	0.00%(g) 2.65%(f) 2.25%(f) (1.66)%	0.01% 2.47%(g) 2.25%(g) (1.13)%	-- 2.39% 2.25% (1.07)%	-- 2.39% 2.25% (1.39)%	-- 2.49% 2.13% (0.51)%
Portfolio Turnover Rate	147.82%	72.71%	122.27%	124.11%	135.58%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) As of February 24, 2017, the "Advisor Class" Shares were renamed to the "Class C" Shares.  There were no other changes to this class of shares.
(e) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Includes interest expense.
(g) Less than 0.01% of net assets.

ADAPTIVE FUNDAMENTAL GROWTH FUND
Class A Shares
 (For a Share Outstanding during the period or fiscal year ended)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Period ended May 31, 2018 (j)
Net Asset Value, Beginning of Period	$8.15	$7.56	$10.25	$10.00
Income (Loss) from Investment Operations Net investment loss (e) Net realized and unrealized gain on investments Total from Investment Operations	(0.08) 2.54 2.46	(0.03) 0.63 0.60	(0.03) (1.65) (1.68)	(0.00)(h) 0.25 0.25
Less Distributions from: Net investment income Net realized gains Total Distributions	-- (1.25) (1.25)	(0.01) -- (0.01)	-- (1.01) (1.01)	-- -- --
Net Asset Value, End of Period	$9.36	$8.15	$7.56	$10.25
Total Return (c)(g)	30.81%	7.87%	(13.95)%	2.50% (b)
Net Assets, End of Period (in thousands)	$590	$909	$607	$478
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets (d) Net Expenses to Average Net Assets (d) Net Investment Loss to Average Net Assets (d)(f)	0.00%(l) 1.89%(k) 1.50%(k) (0.91)%	0.01% 1.72%(k) 1.50%(k) (0.37)%	-- 1.64% 1.50% (0.30)%	-- 1.72%(a) 1.47%(a) (0.20)%(a)
Portfolio Turnover Rate	147.82%	72.71%	122.27%	124.11%(b)(i)
(a) Annualized.
(b) Not annualized.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Calculated using the average shares method.
(f) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Does not include impact of sales charge, if any.
(h) Less than $0.01 per share.
(i) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(j) For the period from March 13, 2018 (Date of Initial Public Investment) through May 31, 2018.
(k) Includes interest expense.
(l) Less than 0.01% of net assets

ADAPTIVE HEDGED HIGH INCOME FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017
Net Asset Value, Beginning of Year	$9.68	$9.66	$9.82	$10.20	$9.25
Income (Loss) from Investment Operations Net investment income (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.33 0.61 0.94	0.34 0.02 0.36	0.39 (0.10) 0.29	0.42 (0.37) 0.05	0.27 0.88 1.15
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.35) -- (0.35)	(0.34) -- (0.34)	(0.45) -- (0.45)	(0.43) -- (0.43)	(0.20) -- (0.20)
Net Asset Value, End of Year	$10.27	$9.68	$9.66	$9.82	$10.20
Total Return (a)	9.82%	3.75%	3.02%	0.52%	12.45%
Net Assets, End of Year (in thousands)	$6,502	$17,452	$24,440	$33,016	$4,789
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets (b)(c)	3.35% 1.25% 3.27%	2.07% 1.25% 3.43%	1.65% 1.25% 3.99%	2.88% 1.25% 4.18%	4.06% 1.40% 2.77%
Portfolio Turnover Rate	133.83%	136.88%	81.99%	13.23%	184.78%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.

ADAPTIVE HEDGED HIGH INCOME FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 ( e )
Net Asset Value, Beginning of Year	$9.60	$9.57	$9.71	$10.09	$9.22
Income (Loss) from Investment Operations Net investment income (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.22 0.60 0.82	0.24 0.02 0.26	0.29 (0.10) 0.19	0.35 (0.40) (0.05)	0.19 0.86 1.05
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.24) -- (0.24)	(0.23) -- (0.23)	(0.33) -- (0.33)	(0.33) -- (0.33)	(0.18) -- (0.18)
Net Asset Value, End of Year	$10.18	$9.60	$9.57	$9.71	$10.09
Total Return (a)	8.58%	2.71%	1.99%	(0.50)%	11.38%
Net Assets, End of Year (in thousands)	$324	$502	$670	$1,263	$1,515
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets(b)(c)	4.35% 2.25% 2.17%	3.07% 2.25% 2.44%	2.65% 2.25% 3.01%	4.54% 2.25% 3.52%	5.48% 2.37% 1.93%
Portfolio Turnover Rate	133.83%	136.88%	81.99%	13.23%	184.78%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) As of February 24, 2017, the "Advisor Class" Shares were renamed to the "Class C" Shares.  There were no other changes to this class of shares.

ADAPTIVE TACTICAL OUTLOOK FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017
Net Asset Value, Beginning of Year	$11.36	$11.84	$13.79	$12.30	$11.00
Income (Loss) from Investment Operations Net investment income (loss) (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.00(d) 3.08 3.08	0.08 (0.39) (0.31)	0.09 (0.29) (0.20)	0.02 1.68 1.70	(0.01) 1.31 1.30
Less Distributions from: Net investment income Net realized gains Total Distributions	-- -- --	(0.17) -- (0.17)	(0.04) (1.71) (1.75)	-- (0.21) (0.21)	-- -- --
Net Asset Value, End of Year	$14.44	$11.36	$11.84	$13.79	$12.30
Total Return ( e )	27.11%	(2.84)%	(0.55)%	13.87%	11.82%
Net Assets, End of Year (in thousands)	$10,816	$15,339	$14,781	$9,562	$9,178
Ratios of: Gross Expenses to Average Net Assets (a) Net Expenses to Average Net Assets (a) Net Investment Income (Loss) to Average Net Assets (a)(b)	2.92% 1.25% (0.01)%	2.50% 1.25% 0.62%	2.65% 1.25% 0.70%	3.08% 1.25% 0.18%	4.87% 1.41% (0.09)
Portfolio Turnover Rate	143.64%	141.55%	159.92%	163.22%	190.49%
(a) Does not include expenses of the investment companies in which the Fund invests.
(b) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Less than $0.01 per share.
(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

ADAPTIVE TACTICAL OUTLOOK FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 ( d )
Net Asset Value, Beginning of Year	$10.64	$11.12	$13.18	$11.88	$10.73
Income (Loss) from Investment Operations Net investment income (loss) (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.13) 2.89 2.76	(0.04) (0.39) (0.43)	(0.03) (0.28) (0.31)	(0.10) 1.61 1.51	(0.12) 1.27 1.15
Less Distributions from: Net investment income Net realized gains Total Distributions	-- -- --	(0.05) -- (0.05)	(0.04) (1.71) (1.75)	-- (0.21) (0.21)	-- -- --
Net Asset Value, End of Year	$13.40	$10.64	$11.12	$13.18	$11.88
Total Return ( e )	25.94%	(3.92)%	(1.47)%	12.75%	10.72%
Net Assets, End of Year (in thousands)	$640	$742	$813	$737	$643
Ratios of: Gross Expenses to Average Net Assets(a) Net Expenses to Average Net Assets(a) Net Investment Income (Loss) to Average Net Assets(a)(b)	3.84% 2.25% (1.07)%	3.53% 2.25% (0.33)%	3.67% 2.25% (0.25)%	4.09% 2.25% (0.82)%	5.85% 2.44% (1.06)%
Portfolio Turnover Rate	143.64%	141.55%	159.92%	163.22%	190.49%
(a) Does not include expenses of the investment companies in which the Fund invests.
(b) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) As of February 24, 2017, the "Advisor Class" Shares were renamed to the "Class C" Shares.  There were no other changes to this class of shares.
(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

ADAPTIVE TACTICAL OUTLOOK FUND
Class A Shares
(For a Share Outstanding during the Fiscal Year or Period Ended)
	Year ended May 31, 2021	Year ended May 31, 2020	Period ended May 31, 2019 (h)
Net Asset Value, Beginning of Period	$7.74	$8.11	$10.00
Income (Loss) from Investment Operations Net investment income (c) Net realized and unrealized loss on investments Total from Investment Operations	(0.03) 2.11 2.08	0.04 (0.26) (0.22)	0.02 (0.16) (0.14)
Less Distributions from: Net investment income Net realized gains Total Distributions	-- -- --	(0.15) -- (0.15)	(0.04) (1.71) (1.75)
Net Asset Value, End of Period	$9.82	$7.74	$8.11
Total Return (g)(i)	26.87%	(2.96)%	(0.18)%(e)
Net Assets, End of Period (in thousands)	$36	$8	$16
Ratios of: Gross Expenses to Average Net Assets(a) Net Expenses to Average Net Assets(a) Net Investment Income (Loss) to Average Net Assets(a)(b)	3.06% 1.50% (0.35)%	2.83% 1.50% 0.52%	2.96%(d) 1.50%(d) 0.43%(d)
Portfolio Turnover Rate	143.64%	141.55%	159.92%(e) (f)
(a) Does not include expenses of the investment companies in which the Fund invests.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Annualized.
(e) Not annualized.
(f) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(g) Does not include impact of sales charge, if any.
(h) For a share outstanding during the period from October 18, 2018 (Date of Initial Public Investment) through May 31, 2019.
(i) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

ADAPTIVE TACTICAL ROTATION FUND

Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017
Net Asset Value, Beginning of Year	$10.40	$11.61	$13.76	$12.78	$11.26
Income (Loss) from Investment Operations Net investment income (loss) (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	-- 3.09 3.09	0.06 (0.94) (0.88)	0.13 (0.75) (0.62)	0.09 0.97 1.06	0.08 1.44 1.52
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.13) -- (0.13)	(0.33) -- (0.33)	(0.10) (1.43) (1.53)	(0.08) -- (0.08)	-- -- --
Net Asset Value, End of Year	$13.36	$10.40	$11.61	$13.76	$12.78
Total Return (a)	29.80%	(7.98)%	(3.38)%	8.28%	13.50%
Net Assets, End of Year (in thousands)	$19,021	$19,027	$71,697	$129,034	$89,872
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets(b)(c)	-- 2.34% 1.25% 0.06%	0.00%( e ) 1.80% 1.25% 0.49%	-- 1.34% 1.25% 1.03%	-- 1.30% 1.25% 0.66%	-- 1.41% 1.40% 0.64%
Portfolio Turnover Rate	529.41%	624.45%	379.14%	80.28%	166.56%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Less than 0.01% of net assets.

ADAPTIVE TACTICAL ROTATION FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Year ended May 31, 2018	Year ended May 31, 2017 ( e )
Net Asset Value, Beginning of Year	$9.77	$10.91	$13.16	$12.36	$10.99
Income (Loss) from Investment Operations Net investment loss (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.10) 2.89 2.79	(0.06) (0.89) (0.95)	(0.01) (0.71) (0.72)	(0.04) 0.92 0.88	(0.02) 1.39 1.37
Less Distributions from: Net investment income Net realized gains Total Distributions	-- -- --	(0.19) -- (0.19)	(0.10) (1.43) (1.53)	(0.08) -- (0.08)	-- -- --
Net Asset Value, End of Year	$12.56	$9.77	$10.91	$13.16	$12.36
Total Return (a)	28.56%	(8.96)%	(4.35)%	7.10%	12.47%
Net Assets, End of Year (in thousands)	$996	$1,107	$2,066	$2,713	$2,076
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Loss to Average Net Assets(b)(c)	-- 3.36% 2.25% (0.90)%	0.00%( f ) 2.80% 2.25% (0.53)%	-- 2.34% 2.25% (0.10)%	-- 2.30% 2.25% (0.32)%	-- 2.41% 2.40% (0.14)%
Portfolio Turnover Rate	529.41%	624.45%	379.14%	80.28%	166.56%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) As of February 24, 2017, the "Advisor Class" Shares were renamed to the "Class C" Shares.  There were no other changes to this class of shares.
(f) Less than 0.01% of net assets.

ADAPTIVE TACTICAL ROTATION FUND

Class A Shares
 (For a Share Outstanding During the Fiscal Year or Period Ended)
	Year ended May 31, 2021	Year ended May 31, 2020	Year ended May 31, 2019	Period ended May 31, 2018 (i)
Net Asset Value, Beginning of Period	$7.47	$8.42	$10.49	$10.00
Income (Loss) from Investment Operations Net investment loss (f) Net realized and unrealized gain (loss)on investments Total from Investment Operations	(0.02) 2.22 2.20	0.02 (0.66) (0.64)	0.05 (0.59) (0.54)	(0.02) 0.51 0.49
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.09) -- (0.09)	(0.31) -- (0.31)	(0.10) (1.43) (1.53)	-- -- --
Net Asset Value, End of Period	$9.58	$7.47	$8.42	$10.49
Total Return (c)(g)	29.50%	(8.17)%	(3.69)%	4.90% (b)
Net Assets, End of Period (in thousands)	$97	$107	$215	$47
Ratios of: Interest Expense to Average Net Assets Gross Expenses to Average Net Assets (d) Net Expenses to Average Net Assets (d) Net Investment Loss to Average Net Assets (d)(e)	-- 2.59% 1.50% (0.18)%	0.00%(j) 2.05% 1.50% 0.23%	-- 1.59% 1.50% 0.55%	-- 1.61%(a) 1.50%(a) (1.49)%(a)
Portfolio Turnover Rate	529.41%	624.45%	379.14%	80.28%(b)(h)
(a) Annualized.
(b) Not annualized.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Calculated using the average shares method.
(g) Does not include impact of sales charge, if any.
(h) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(i) For a share outstanding during the period from April 2, 2018 (Date of Initial Public Investment) through May 31, 2018.
(j) Less than 0.01% of net assets.

ADDITIONAL INFORMATION

Adaptive Funds
INSTITUTIONAL CLASS SHARES
CLASS C SHARES
CLASS A SHARES

More information about the Funds can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders.  The annual reports include discussions of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
The Funds’ Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on the website listed below and upon request by contacting the Funds (you may also request other information about the Funds or make shareholder inquiries) as follows:
By telephone:	1-800-773-3863
By mail:	Adaptive Funds c/o Nottingham Shareholder Services 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27803-0365
By e-mail:	shareholders@ncfunds.com
On the Internet:	www.ncfunds.com
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22298

APPENDIX A
INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which the shareholder purchases or holds Fund shares.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information.
Front-end Sales Load Waivers on Class A Shares Available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at Raymond James: Breakpoints, Right of Accumulation, and/or Letters of Intent
•	Breakpoints as described in this prospectus.
•
Rights of accumulation, which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

STATEMENT OF ADDITIONAL INFORMATION
Adaptive Funds

Cavalier Investments, LLC d/b/a Adaptive Investments 12600 Deerfield Parkway, Suite 100 Alpharetta, GA 30004
Adaptive Hedged Multi-Asset Income Fund (formerly, Adaptive Hedged Income Fund) Institutional Class Shares CADTX Class C Shares CADAX Class A Shares CAADX	Adaptive Fundamental Growth Fund Institutional Class Shares CAFGX Class C Shares CFGAX Class A Shares CFDAX
Adaptive Hedged High Income Fund Institutional Class Shares CHIIX Class C Shares CAHIX Class A Shares CHHAX	Adaptive Tactical Outlook Fund (formerly, Adaptive Tactical Economic Fund) Institutional Class Shares CMSFX Class C Shares CMSYX Class A Shares CAVMX
Adaptive Tactical Rotation Fund Institutional Class Shares CTROX Class C Shares CATOX Class A Shares CAVTX
September 2, 2021

Each a series of the
Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Telephone 1-800-773-3863

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Adaptive Funds, dated September 2, 2021 , as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Adaptive Funds should be made solely upon the information contained herein. Copies of the Prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Funds at the address or phone number shown above or online at https://www.nottinghamco.com/fundpages/Adaptive. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

TABLE OF CONTENTS
Page
GENERAL INFORMATION	2
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	14
PORTFOLIO TRANSACTIONS	15
DESCRIPTION OF THE TRUST	18
MANAGEMENT AND OTHER SERVICE PROVIDERS	19
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	36
SPECIAL SHAREHOLDER SERVICES	38
DISCLOSURE OF PORTFOLIO HOLDINGS	40
NET ASSET VALUE	41
ADDITIONAL TAX INFORMATION	42
FINANCIAL STATEMENTS	45
APPENDIX A – DESCRIPTION OF RATINGS	46
APPENDIX B – PROXY VOTING POLICIES	49

GENERAL INFORMATION
Starboard Investment Trust (“Trust”) was organized on May 13, 2009, as a Delaware statutory trust and is authorized to have multiple series or portfolios. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently consists of 14 separate series. This SAI relates to the Adaptive Hedged  Multi-Asset Income Fund, Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Tactical Outlook Fund, and Adaptive Tactical Rotation Fund (each a “Fund” and collectively, “Funds”) are separate, diversified series of the Trust. Prior to March 15, 2021, the Adaptive Hedged Multi-Asset Income Fund was known as the Adaptive Hedged Income Fund and the Adaptive Tactical Outlook Fund was known as the Adaptive Tactical Economic Fund.  Prior to October 1, 2020, the fund family was known as the Cavalier Funds and each Fund’s name included “Cavalier” in the title rather than “Adaptive”.  Prior to September 5, 2018, the Cavalier Tactical Economic Fund was known as the Cavalier Multi Strategy Fund. Prior to April 11, 2018, the Cavalier Tactical Economic Fund was known as the Cavalier Multi Strategist Fund. Prior to February 6, 2018, Cavalier Adaptive Income Fund was known as the Cavalier Stable Income Fund. Prior to August 4, 2015, the fund family was known as the Rx Funds and each Fund’s name included “Rx” in the title rather than “Cavalier.” In addition, the Cavalier Tactical Economic Fund was known as the Rx Premier Managers Fund. Prior to May 3, 2013, the fund family was known as the FMX Funds and each Fund’s name included “ISM” in the title rather than “Rx.”  In addition, the Cavalier Tactical Rotation Fund was known as the ISM Global Alpha Tactical Fund, and the Cavalier Tactical Economic Fund was known as was known as the ISM Premier Asset Management Fund.  Prior to September 18, 2012, the Cavalier Adaptive Income Fund was known as the FMX Total Return Fund. As of August 20, 2015, the Funds’ investment advisor is Cavalier Investments, LLC d/b/a Adaptive Investments (the “Advisor” or “Adaptive Investments”). During the period between August 1, 2015, and August 19, 2015, the Funds’ investment advisor was Compass Capital Corporation. Prior to August 1, 2015, the Funds’ investment advisor was FolioMetrix, LLC.
This SAI describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective and policies. It should be read in conjunction with the Prospectus.
Investments in the Funds are not:
•	Deposits or obligations of any bank;
•	Guaranteed or endorsed by any bank; or
•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency.
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
The Prospectus describes each Fund’s investment objective and principal investment strategies, as well as the principal investment risks of each Fund.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that a Fund’s investment program will be successful.  Investors should carefully review the descriptions of a Fund’s investments and their risks described in the Prospectus and this SAI.
The following descriptions and policies supplement the descriptions in the Prospectus and include descriptions of certain types of investments that may be made by a Fund but are not principal investment strategies of the Fund.  Any investment type not also described in the Prospectus is not a principal investment strategy of the applicable Fund nor a principal investment risk of such Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which a Fund may invest.  Appendix B contains copies of the Advisor’s Proxy Voting Policy and Procedures.
Common Stocks.  The equity portion of a Fund’s portfolio may include common stocks traded on domestic securities exchanges.  Prices of common stocks in which that Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all common stocks, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.
2

Investment Companies.  Investments in securities of other investment companies involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. The Funds expect to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as a Fund pay no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee.  A Fund will also purchase shares of other investment companies that are not money market funds.  Pursuant to Section 12(d)(1)(A) of the 1940 Acts, the Funds will be prevented from: (i) purchasing more than 3% of an investment company's outstanding shares; (ii) investing more than 5% of a Fund's assets in any single such investment company; and (iii) investing more than 10% of a Fund's assets in investment companies overall; unless: (a) the underlying investment company and/or the applicable Fund has received an order for exemptive relief from such limitations from the SEC; and (b) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.  In addition, the respective Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the  Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock. However, Section 12(d)(1)(F) of the 1940 Act provides that the limitations of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the respective Fund if immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the respective Fund and all affiliated persons of the fund.  Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:
Multiple Layers of Fees.  By investing in other investment companies indirectly through the Funds, prospective investors will directly bear the fees and expenses of the Funds’ Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well.  As such, this multiple or duplicative layer of fees will increase the cost of investments in the Funds.
Lack of Transparency.  The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor.  The Funds have no control over the risks taken by the underlying investment companies in which they invest.
Valuation of Investment Companies.  Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Funds’ investments in investment companies and valuations of the underlying securities held by other investment companies.  As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the net asset value (“NAV”) of the Funds could be adversely impacted and an investor could incur a loss of investment in the Funds.
Illiquidity of Investments by and In Other Investment Companies.  The market prices, if any, for securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale.  Further, the Funds may not be able to redeem their interests in other investment companies’ securities that they have purchased in a timely manner. If adverse market conditions were to develop during any period in which the Funds are unable to redeem interests in other investment companies, the Funds may suffer losses as a result of this illiquidity.  As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies.  Any such losses could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.
Lack of Control.  Although the Funds and the Advisor will evaluate regularly each portfolio fund (“Portfolio Fund”) to determine whether such Portfolio Fund’s investment program is consistent with each respective Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  Even though each Portfolio Fund is subject to certain constraints, the investment advisor to each such Portfolio Fund may change aspects of their investment strategies at any time.  The Advisor will not have the ability to control or influence the composition of the investment portfolio of any Portfolio Fund.
3

Lack of Diversification.  There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, the Funds’ portfolios (and by extension the value of an investment in the Funds) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.
Use of Leverage.  The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of the Funds’ investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified.  As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.
Exchange Traded Funds.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF presents the same risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded).  In addition, all ETFs will have costs and expenses that will be passed on to the Funds, which will in turn increase the Funds’ expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments which could negatively impact the Funds’ NAVs; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities the ETF holds.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Funds may acquire.
Equity Securities.  The equity portion of a Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of each Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and warrants.  Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.
Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Foreign Investment Risk.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
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Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as "Brexit." There is significant market uncertainty regarding Brexit's ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.
Fixed-Income Securities.  Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. Fixed-income securities purchased by the Funds or other investment companies in which the Funds invest may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  High yield bonds are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies.  The Funds may invest directly in unrated securities or indirectly through other investment companies that invest in unrated securities. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:
Sensitivity to Interest Rate and Economic Change.  The economy and interest rates affect high yield securities differently than other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.
Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund or an investment company in which a Fund invests, as applicable, would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the other investment companies’ assets.  If a Fund or an investment company in which a Fund invests, as applicable, experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the rate of return.
Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the Funds, or the investment companies in which the Funds, invest to accurately value high yield bonds and may hinder their ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.
Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.  Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund, or an investment company in which a Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund or an investment company in which the Fund invests, as applicable, can meet redemption requests.
High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities.  The Funds, or the investment companies in which the Funds invest, will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  The payment of principal and interest on most fixed-income securities purchased by the Fund, or an investment company in which a Fund invests, will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.
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The ratings of S&P, Moody’s, and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of ratings, please see Appendix A.
Money Market Instruments. Money market instruments include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”).  Banker’s acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds or an investment company acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.
U.S. Government Securities and U.S. Government Agency Securities.  U.S. Government securities and U.S. Government Agency securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA), and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Funds’ shares.
Municipal Securities. Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. The municipal securities include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds formerly issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal securities are subject to credit and market risk. Prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, including the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected, or their obligations may be found to be invalid or unenforceable.
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Debentures.  A debenture is long-term, unsecured debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they cannot guarantee debt with assets (government assets are public property).  The principal risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. While the Funds will not invest directly in debentures as a principal investment strategy, the Funds may invest in all types of debentures, including corporate and government debentures, directly or indirectly through investments in shares of other investment companies.
Mortgage-Backed and Asset-Backed Securities.  Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies and government-related organizations, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Funds or investment companies in which the Funds invest, as applicable, will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If the Fund or an investment company in which a Fund invests purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security’s return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, are not subject to the Funds’ industry concentration restrictions because securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are excluded from the restriction. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
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Real Estate Securities.  The Funds or investment companies in which the Funds invest may invest in real estate investment trusts (“REITs”) and real estate operating companies, as well as other types of real estate securities including publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development.  A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests in income producing real estate or real estate loans or interests. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:  possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent.  Equity REITs invest the majority of their assets directly in real property and derive income from the collection of rents.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).
REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.  Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Derivative Instruments.  Options, futures, and other forms of financial derivatives specifically described below, the investments involve risks different from direct investments in the underlying securities. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. Unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if they had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.
A Fund may invest in derivative instruments for both speculative and hedging purposes.  These investments can be made as a substitute for taking a direct position in the underlying asset or as part of a strategy that is intended to reduce the exposure of a Fund to various risks.  To the extent that a Fund invests directly in financial derivatives, a Fund will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC, including SEC Release 10666, that require a Fund to segregate assets or otherwise “cover” its positions in a manner that limits a Fund’s risk of loss.
When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.
A Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.
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Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:
•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.
Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.
While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge should protect a yen-denominated security from a decline in the yen but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.
Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded.  Even when there appears to be an active market for options and futures, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out a position.  In an illiquid market, a Fund may:
•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.
Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:
•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.
If a Fund incorrectly predicts securities market and interest rate trends, such Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.
Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Funds and they may lose more than it originally invested in the derivative.
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If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet their minimum daily margin requirement. A Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.
The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:
•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.
Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.
Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.
The regulation of swaps and futures transactions in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since each Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In addition, U.S. regulators, the European Union, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared over-the-counter (“OTC”) derivatives transactions. It is expected that these regulations will have a material impact on a Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties and may increase the amount of margin a Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.
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The SEC has also issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy. These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for a Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, so their potential impact on a Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result.
Short Sales.  A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.
Options.  The purchase and writing of options involves certain risks.  During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when an option position is closed out.  Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.
A Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  A written call option creates a potential obligation to sell the underlying security.  In order to make sure that this obligation can be met, a Fund could: (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security. A written put option creates a potential obligation to buy the underlying security.  In order to make sure that this obligation can be met, a Fund could: (i) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (ii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.
Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
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A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.
If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (CFTC). No purchase price is paid or received when the contract is entered into.  Instead, the Funds, or investment companies in which the Funds invest, upon entering into a futures contract (and to maintain the open positions in futures contracts), would be required to deposit with their custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) such that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract such that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds or investment companies in which the Funds invest. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Funds are expected to earn interest income on initial and variation margin deposits.
The Funds and investment companies in which the Funds invest will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Funds and investment companies in which the Funds invest will usually be liquidated in this manner, the Funds and investment companies in which the Funds invest may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  However, segregation of assets is not required if a Fund “covers” a long position.  For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).
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Swaps.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another.  The parties agree to exchange to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (the notional value of the agreement) with the payments calculated with reference to a specified asset, reference rate, or index. Swaps allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.  For purposes of calculating the NAV, the Funds will price swaps at their market value based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
The Funds may use swaps for both speculative and hedging purposes.  Swaps can be used as part of a strategy that is intended to reduce a Fund’s exposure to various risks or as a substitute for taking a direct position in the underlying asset.  The Funds may use swaps to limit or manage exposure to fluctuations in interest rates, currency exchange rates, or potential defaults by credit issuers.  The Funds may also attempt to enhance returns by investing in total return swaps.  A total return swap provides a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  For example, the Fund may agree to pay a counterparty the total return earned or realized on the notional amount of a particular stock and any dividends declared with respect to that stock. In return, the Fund would make payments based on the notional amount calculated at the specified rate and would be required to pay amounts resulting from a decline in the value of the stock.
Most swaps provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the Fund and the counterparty. During the term of a swap, the Fund is usually required to pledge to the counterparty, from time to time, an amount of cash or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments.
Since a swaps transaction can result in a loss greater than the amount invested, the Funds will comply with guidance from the staff of the SEC regarding asset coverage requirements, including Investment Company Act Release No. 10666 (Apr. 18, 1979), that require a Fund to segregate assets or otherwise “cover” its positions in a manner that limits the Fund’s risk of loss.  In particular, each Fund will ensure that its potential obligations with respect to the swap will be met by segregating liquid assets (which can be cash, U.S. Government securities, and other liquid debt or equity securities) on the Fund’s books or in a segregated account at the Fund’s custodian.  For swaps that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of swaps, the segregated amount is the notional value of the contract.
The use of swaps subjects the Funds to the risk of default by the counterparty.  A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction, although bankruptcy and insolvency laws could affect a Fund’s rights as a creditor.   Additionally, the use of credit default swaps can result in losses if the Advisor does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based.
Because swaps are two-party contracts, they may subject the Funds to liquidity risk. If a swap is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swaps they trade. Participants could refuse to quote prices for swaps or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell.
Swaps are highly specialized instruments, and their use involves investment techniques and risks different from those associated with other traditional investments. The use of swaps requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  Whether the Funds will be successful in using swaps to achieve its investment goals depends on the ability of the Advisor to correctly forecast future market trends or the values of assets, reference rates, indexes, or other economic factors when establishing swap positions.
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Liquidity Impact of Margin and Segregation Requirements.  Although the Funds will segregate cash and liquid assets in an amount sufficient to cover its open obligations with respect to written options and short sales, the segregated assets will be available to the Funds immediately upon closing out the positions, while settlement of securities transactions could take several days. However, because the Funds’ cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Funds’ returns could be diminished due to the opportunity losses of foregoing other potential investments.
Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds.  High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains.  If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.
Temporary Defensive Positions.  The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Funds may hold up to 100% of their portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Funds take a temporary defensive position, the Funds may not be able to achieve their investment objectives.
INVESTMENT LIMITATIONS
Fundamental Investment Restrictions. The following investment restrictions have been adopted by the Board with respect to each Fund. Except as otherwise stated, these investment restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A vote of a majority of the outstanding voting securities of a Fund is defined by the 1940 Act as  the lesser of (i) 67% or more of the voting securities present at a shareholder meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.
As a matter of fundamental policy, each Fund may not:
(1)	Issue senior securities, except as permitted by the 1940 Act;
(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws;
(5)
Purchase or sell real estate or direct interests in real estate; provided, however, that each Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);

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(6)	Invest in commodities, except that each Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;
(7)	Make investments for the purpose of exercising control or management over a portfolio company;
(8)
Make loans, provided that each Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9)
With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or

(10)
Concentrate its investments. Each Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of each Fund’s total assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.
The Funds are allowed to pledge, mortgage, or hypothecate assets up to the amounts allowable under the 1940 Act, which presently allows an investment company to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
For purposes of each Fund’s concentration policy, if the Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry.  In determining the exposure of each Fund to a particular industry for purposes of the fundamental investment restriction on concentration, the Funds currently use Standard & Poor’s Global Industry Classification Standard (GICS) in order to classify industries.
With respect to the fundamental investment restrictions above (other than those involving senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).
With respect to the Funds that principally invest in unaffiliated investment companies, neither the Funds nor the Advisor will have control or influence over the activities of the unaffiliated investment companies.  While other investment companies are subject to certain constraints of the 1940 Act, the investment limitations of the other investment companies in which each Fund invests may differ from those of the Fund.
Non-Fundamental Policies. The following investment policies are not fundamental and may be changed without shareholder approval.
The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale or other illiquid investments.
PORTFOLIO TRANSACTIONS
Subject to the policies established by the Board, the Advisor makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.  The Advisor shall manage the Funds’ portfolios in accordance with the terms of the investment advisory agreement by and between the Advisor and the Trust on behalf of the Funds (the “Investment Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.”  The Advisor serves as investment advisor for a number of client accounts, including the Funds.  Investment decisions for each Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.
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Brokerage Selection. The Board has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.
Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.
The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Advisor by the Funds.
The Funds may invest in securities traded in the over-the-counter market.  In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Funds may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.
The Funds’ fixed income portfolio transactions may be executed through broker-dealers on an agency basis or be principal transactions executed in over the counter markets on a “net” basis, which may include a dealer mark up. Where possible, the Advisor will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account.
The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds’ interest.
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The following shows the aggregate amount of brokerage commissions paid each Fund during its three most recent fiscal years, as applicable.
Fund	2021	2020	2019
Adaptive Hedged Multi-Asset Income Fund	$ 20,800	$0	$0
Adaptive Fundamental Growth Fund	$ 31,557	$72,428	$120,320
Adaptive Hedged High Income Fund	$ 5,580	$15,078	$11,636
Adaptive Tactical Outlook Fund	$ 4,404	$11,852	$4,785
Adaptive Tactical Rotation Fund	$ 31,420	$85,575	$159,170
The decrease in brokerage commissions for the Adaptive Fundamental Growth Fund and Adaptive Tactical Rotation Fund for the fiscal year ended May 31, 2021 from the fiscal year ended May 31, 2020 was primarily due to a change in investment strategy and brokers and the decrease from the fiscal year ended May 31, 2019 was primarily due to a decrease in trading activity and net assets.  The decrease in brokerage commissions for the Adaptive Tactical Outlook Fund for the fiscal year ended May 31, 2021 from the fiscal year ended May 31, 2020 was a return to previous levels following an increase in brokerage commissions for the fiscal year ended May 31, 2019 that was primarily due to an increase in trading activity as a result of an increase in net assets during the year.  The decrease in brokerage commissions for the Adaptive Hedged High Income Fund for the fiscal year ended May 31, 2021 from the fiscal years ended May 31, 2020 and May 31, 2019 was primarily due to an increase in trading activity due to a change in investment strategies and brokers.  The increase in brokerage commissions for the Adaptive Hedged Multi-Asset Income Fund for the fiscal year ended May 31, 2021 from the fiscal years ended May 31, 2020 and May 31, 2019 was primarily due to a change in investment strategy and brokers.
Aggregated Trades. While investment decisions for the Funds are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.
Portfolio Turnover.  The annualized portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Funds may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Funds due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.
The portfolio turnover rate for each Fund over the last two fiscal years is set forth below.
Fund	2021	2020
Adaptive Hedged Multi-Asset Income Fund	148.62%	9.52%
Adaptive Fundamental Growth Fund	147.82%	72.71%
Adaptive Hedged High Income Fund	133.83%	136.88%
Adaptive Tactical Outlook Fund	143.64%	141.55%
Adaptive Tactical Rotation Fund	529.41%	624.45%

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The increase in the portfolio turnover rate for the Adaptive Fundamental Growth Fund, and Adaptive Hedged Multi-Asset Income Fund for the fiscal year ended May 31, 2021, from the prior fiscal year was primarily due to an increase in portfolio rebalancing.
DESCRIPTION OF THE TRUST
The Trust, which is a statutory trust organized under Delaware law on May 13, 2009, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of 12 series. The shares of some series are divided into classes, which are described in the Prospectus of each such series. Additional series and/or classes may be created from time to time.  The number of shares of each series in the Trust shall be unlimited.  When issued for payment as described in the Prospectus and this SAI, shares of the Funds will be fully paid and non‑assessable and shall have no preemptive rights.  The Trust does not issue share certificates.
In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.
Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series‑by‑series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan for certain series that contain the general characteristics of and conditions under which such series may offer multiple classes of shares.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders can only be modified by a majority vote.
When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.
Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.
The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of share-holders.
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The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
MANAGEMENT AND OTHER SERVICE PROVIDERS
The Trustees are governed by the Board, which is responsible for the management and supervision of the Funds. The Trustees meet periodically throughout the year to review contractual arrangements with companies that furnish services to the Funds, review performance of the Advisor and the Funds, and oversee activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.
Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. The Trustees in the following table who are not “interested” persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”) are indicted as such. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.
Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	12
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Hillman Capital Management Investment Trust for all its series from 2009 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present, Leeward Investment Trust for all its series from 2018 to present, and WST Investment Trust for all its series from 2013 to present. (all registered investment companies) Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016. Previously, President and CEO of North Carolina Mutual Life Insurance Company from 2003 to 2015.

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Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	12
Independent Trustee of World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present, Leeward Investment Trust for all its series from 2011 to present, and Hillman Capital Management Investment Trust for all its series from 2000 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	12	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	12	None.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Matthew Baskir (07/1979)	Chief Compliance Officer	Since 04/20
Compliance Director, The Nottingham Company, Inc., since 2020. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

Qualification of Trustees.  The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee his status as an Independent Trustee.
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In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee. Mr. Mosley has had business experience as an owner of a real estate company.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as senior partner of a financial consulting company, as a partner of a real estate partnership and as an account administrator for a money management firm. Mr. Speed also has experience as an investor as trustee of several other investment companies and business experience as president and CEO of an insurance company and as president of a company in the business of consulting and private investing. Mr. Strandberg also has investment experience as a former trustee of another investment company and business experience as president of an insurance and property management company.
The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.
Board Structure.  The Board currently consists of four Trustees, all of whom are Independent. Mr. Speed, Jr. serves as the Independent Chairman of the Board.  The Board has established several standing committees: Audit Committee, Nominating Committee, Fair Valuation Committee, Governance Committee, and Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustees. Other information about these standing committees is set forth below. The Board has determined that the Board’s structure is appropriate given the characteristics, size, and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.
With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Advisor, administrator, transfer agent, and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function. When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third-party service providers, legal counsel, or independent public accountants to address matters arising between regular board meeting or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.
The Board met nine times during the fiscal year ended May 31, 202 1 .
Trustee Standing Committees.  The Trustees have established the following standing committees:
Audit Committee.  All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met nine times during the fiscal year ended May 31, 202 1 .
Fair Valuation Committee.  An Independent Trustee and a representative of the advisor are members of the Fair Valuation Committee. The Fair Valuation Committee has the authority to determine the fair value of specific securities under the methods established by the adopted Guidelines for Valuing Portfolio Securities. The Fair Valuation Committee meets only as necessary. The Fair Valuation Committee met three times during the fiscal year ended May 31, 202 1 .
Governance Committee. The Independent Trustees are the current members of the Governance Committee. The Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards. The Governance Committee also nominates, selects, and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose. The Governance Committee met once during the fiscal year ended May 31, 202 1 .
Qualified Legal Compliance Committee.  The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the fiscal year ended May 31, 202 1 .
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Beneficial Equity Ownership Information.  The table below sets forth, as of December 31,   20 20 , the dollar range of equity securities beneficially owned by each Trustee in the Funds, and the aggregate dollar range of equity securities in the Fund’s family of investment companies.
 A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.
Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
James H. Speed, Jr.	Adaptive Hedged Multi-Asset Income Fund	A
	Adaptive Fundamental Growth Fund	A
	Adaptive Hedged High Income Fund	A
	Adaptive Tactical Outlook Fund	A
	Adaptive Tactical Rotation Fund	A
A
Theo H. Pitt, Jr.	Adaptive Hedged Multi-Asset Income Fund	A
	Adaptive Fundamental Growth Fund	A
	Adaptive Hedged High Income Fund	A
	Adaptive Tactical Outlook Fund	A
	Adaptive Tactical Rotation Fund	A
A
Michael G. Mosley	Adaptive Hedged Multi-Asset Income Fund	A
	Adaptive Fundamental Growth Fund	A
	Adaptive Hedged High Income Fund	A
	Adaptive Tactical Outlook Fund	A
	Adaptive Tactical Rotation Fund	A
A
J. Buckley Strandberg	Adaptive Hedged Multi-Asset Income Fund	A
	Adaptive Fundamental Growth Fund	A
	Adaptive Hedged High Income Fund	A
	Adaptive Tactical Outlook Fund	A
	Adaptive Tactical Rotation Fund	A
A

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2019, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Capital Investment Group, Inc. (the “Distributor”), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.
Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per series of the Trust each year but may receive up to an additional $200 per meeting attended and $500 per Fund per special meeting related to contract renewal issues. This amount may be paid pro rata in the event that a Fund closes during the fiscal year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. During the fiscal year ended May 31, 2021, the Trustees received the amounts set forth in the following table for services to the Funds and the Fund Complex.
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Name of Trustee	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees
Independent Trustees
Michael G. Mosley	$2,398.70	None	None	$27,600
Theo H. Pitt, Jr.	$2,398.70	None	None	$28,000
James H. Speed, Jr.	$2,398.70	None	None	$27,800
J. Buckley Strandberg	$2,398.70	None	None	$27,800
Codes of Ethics.  The Trust, Advisor, and Distributor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities.  The codes permit employees and officers of the Trust, Advisor, and Distributor to invest in securities held by the Funds, subject to certain restrictions and pre-approval requirements.  In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s code of ethics.
Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s CCO is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.
Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor or Sub-Advisor the authority to vote proxies for the Funds, subject to oversight by the Board.  A copy of the Advisor’s Proxy Voting Policy and Procedures, and the Proxy Voting Policy, and Procedures of each Sub-Advisor who votes proxies, is included as Appendix B to this SAI.  No later than August 31st of each year, the Funds will file Form N-PX stating how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds at 1-800-773-3863 and (ii) on the SEC’s website at http://www.sec.gov.
Principal Holders of Voting Securities.  As of July 31, 2021 , the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) none of the then outstanding shares of each class of the Funds.  As of July 31, 2021 , to the Trust’s knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each class of the Funds. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of Shareholders. There are no Class A Shares of the Adaptive Income Fund or Adaptive Hedged High Income Fund outstanding as of the date of this SAI.
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Adaptive Fundamental Growth Fund
Institutional Class Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
LPL Financial 4707 Executive Drive San Diego, CA 92121 - 3091	41.82%	Record[1]
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	18.60%	Record [1]
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	10.22%	Record[1]
Adaptive Fundamental Growth Fund Class C Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
LPL Financial 4707 Executive Drive San Diego, CA 92121 - 3091	39.95%	Record [1]
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	18.27%	Record[1]
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	11.96%	Record[1]
RBC Capital Markets 60 South Sixth Street – PO8 Minneapolis, MN 55402-440	5.10%	Record[1]
Adaptive Fundamental Growth Fund
Class A Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
LPL Financial 4707 Executive Drive San Diego, CA 92121 - 3091	39.76%	Record [1]
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	32.12%	Record[1]
Cor Clearing, LLC Michael E. Rachlin 1200 Landmark Center Suite 800 Omaha, NE 68102	20.04%	Beneficial
Rudolph Paul Dubs & Alice Dubs JTWROS 82433 Lord Lane Ashby, NE 69333	5.12%	Beneficial

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Adaptive Hedged High Income Fund
Institutional Class Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	39.98%	Record[1]
LPL Financial 4707 Executive Drive San Diego, CA 92121 – 3091	24.42%	Record [1]
Adaptive Hedged High Income Fund Class C Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	87.18%	Record[1]

Adaptive Hedged Multi-Asset Income Fund
Institutional Class Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	36.91%	Record [1]
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	19.65%	Record [1]
LPL Financial 4707 Executive Drive San Diego, CA 92121 – 3091	14.21%	Record [1]
E* Trade Savings Bank Trust Company of America FBO PO Box 6503 Englewood, CO 80155-6503	7.75%	Record [1]
Adaptive Hedged Multi-Asset Income Fund
Class C Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	90.02%	Record [1]
LPL Financial 4707 Executive Drive San Diego, CA 92121 – 3091	6.43%	Record [1]

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Adaptive Tactical Outlook Fund
Institutional Class Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	32.05%	Record[1]
LPL Financial 4707 Executive Drive San Diego, CA 92121 - 3091	24.50%	Record[1]
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4122	6.56%	Record[1]
Mid Atlantic Trust Company FBO Southfield Radiology Associates, LLC 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	6.00%	Beneficial

Adaptive Tactical Outlook Fund
Class C Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	58.01%	Record[1]
LPL Financial 4707 Executive Drive San Diego, CA 92121 - 3091	36.94%	Record [1]
Adaptive Tactical Outlook Fund
Class A Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	64.65%	Record[1]
Rudolph P. Dubs & Alice Dubs JTWROS 82433 Lord Lane Ashby, NE 69333	35.35%	Beneficial
Adaptive Tactical Rotation Fund
Institutional Class Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	37.43%	Record[1]
LPL Financial 4707 Executive Drive San Diego, CA 92121 - 3091	28.23%	Record[1]
E* Trade Savings Bank Trust Company of America FBO PO Box 6503 Englewood, CO 80155-6503	6.97%	Record[1]

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Adaptive Tactical Rotation Fund Class C Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	62.03%	Record[1]
LPL Financial 4707 Executive Drive San Diego, CA 92121	27.35%	Record[1]
Adaptive Tactical Rotation Fund Class A Shares
Name and Address of Owner	Percentage of Ownership	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	62.27%	Record[1]
RBC Capital Markets 60 South Sixth Street – PO8 Minneapolis, MN 55402-440	24.62%	Record[1]
Rudolph P. Dubs & Alice Dubs JTWROS 82433 Lord Lane Ashby, NE 69333	13.11%	Beneficial
1 The Fund believes that such entity does not have a beneficial ownership interest in such shares.

Investment Advisor.  Cavalier Investments, LLC d/b/a Adaptive Investments, located at 12600 Deerfield Parkway, Suite 100, Alpharetta, Georgia 30004, serves as the investment advisor to the Funds pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and Adaptive Investments, LLC. The Advisor is controlled by Cavalier 16, Inc., a company controlled by Gregory Rutherford. The Advisor supervises the Funds’ investments pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the Funds; and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty by the Trust by a vote of the Board or by vote of a majority of the outstanding voting securities upon 60 calendar days’ written notice or by the Advisor upon 60 calendar days’ written notice.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Funds’ investments in accordance with the stated policies of each Fund, subject to oversight by the Board. The Advisor is responsible for investment decisions and provides the Funds with portfolio managers who are authorized to execute purchases and sales of securities.
Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from its reckless disregard of its duties and obligations under the Investment Advisory Agreement.
As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each Fund’s average daily net assets calculated at the annual rates shown below.
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Expense Limitation Agreement.  In the interest of limiting expenses of the Funds, the Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than certain percentages of the average daily net assets of the Funds as outlined in the chart below of the average daily net assets of the Institutional, Class A, and Class C shares of the Fund, respectively. Net annual operating expenses for the Funds may exceed these limits to the extent that they incur expenses enumerated above as exclusions. The Expense Limitation Agreements run through September 30, 202 2, and may be terminated by the Board at any time. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
The following chart shows the current advisory fee rate and operating expense limit for each Fund as of the date of this SAI:
Operating Expense Limit
Fund	Advisory Fee Rate	Institutional	Class A	Class C
Adaptive Hedged Multi-Asset Income Fund	1.00%	1.25%	1.50%	2.25%
Adaptive Fundamental Growth Fund	1.00%	1.25%	1.50%	2.25%
Adaptive Hedged High Income Fund	1.00%	1.25%	1.50%	2.25%
Adaptive Tactical Outlook Fund	1.00%	1.25%	1.50%	2.25%
Adaptive Tactical Rotation Fund	1.00%	1.25%	1.50%	2.25%
The following chart shows the total dollar amounts that each Fund paid to Cavalier Investments, LLC d/b/a Adaptive Investments over the past three fiscal years.
Net Amount Paid for the fiscal years ended May 31, (Paid to Adaptive Investments)
Fund	202 1 [1]	2020 [1]	2019 [2]
Adaptive Hedged Multi-Asset Income Fund	$153,614	$179,287	$0
Adaptive Fundamental Growth Fund	$326,190	$658,868	$849,422
Adaptive Hedged High Income Fund	$0	$38,017	$189,665
Adaptive Tactical Outlook Fund	$0	$0	$0
Adaptive Tactical Rotation Fund	$0	$184,072	$1,055,215
1. For the fiscal years ended May 31, 2020, and 2021, the advisory fee rate payable was 1.00% and the expense limitation was 1.25% of the average daily net assets of each of the Funds.
2. For the fiscal year ended May 31, 2019, the advisory fee rate payable was 1.00% and the expense limitation was 1.25% of the average daily net assets of each of the Funds.

Investment Sub-Advisors.
Information about each Sub-Advisor and its duties as Sub-Advisors to the Adaptive Funds is contained in the Prospectus.  Each Sub-Advisor assists the Advisor in supervising the Funds’ investments pursuant to an Investment Sub-Advisory Agreement. The Investment Sub-Advisory Agreements are effective for an initial two-year period and will be renewed for a period of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the Investment Sub-Advisory Agreements nor interested persons of any such party, or by vote of a majority of the Funds’ outstanding voting securities. The Investment Sub-Advisory Agreements will be terminable without penalty on 60-days’ notice by the Trustees, by the Advisor or Sub-Advisor, or by vote of a majority of the outstanding voting securities of the applicable Fund. The Investment Sub-Advisory Agreements provide that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.
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Under the Investment Sub-Advisory Agreements, the Sub-Advisors are not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Sub-Advisory Agreements, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of a Sub-Advisor in the performance of its duties; or a loss resulting from a Sub-Advisor’s reckless disregard of its duties and obligations under the Agreement.
The current sub-advisor for each Fund as of the date of this SAI is listed below. The Adaptive Fundamental Growth Fund, Adaptive Hedged High Income Fund, Adaptive Hedged Multi-Asset Income Fund, Adaptive Tactical Outlook Fund, and Adaptive Tactical Rotation Fund do not currently have sub-advisors.
The Funds do not pay a direct fee to the Sub-Advisors. The following charts show the aggregate fees paid to the Sub-Advisors by the Advisor over the past three fiscal years:
For Fiscal Year Ended May 31, 2021
Sub-Advisor	Compensation from Adaptive Hedged Multi- Asset Income	Compensation from Fundamental Growth	Compensation from Hedged High Income	Compensation from Tactical Outlook	Compensation from Tactical Rotation	Total Compensation received
Buckhead Capital Management, LLC	$105,366 [1]	--	--	--	--	$105,366
Navellier & Associates, Inc.	--	$416,563 [2]	--	--	--	$416,563
1. Buckhead Capital Management, LLC, stopped serving as sub-advisor to the Adaptive Tactical Rotation Fund effective October 1, 2020.
2. As of June 2, 2020, Navellier & Associates, Inc. was no longer being compensated under the Sub-Advisory Agreement with the Sub-Advisor.

For Fiscal Year Ended May 31, 2020
Sub-Advisor	Compensation from Adaptive Hedged Multi- Asset Income	Compensation from Fundamental Growth	Compensation from Hedged High Income	Compensation from Tactical Outlook	Compensation from Tactical Rotation	Total Compensation received
Buckhead Capital Management, LLC	$76,799	--	--	--	--	$76,799
Julex Capital Management, LLC	--	--	--	--	$99,459[1]	$99,459
Navellier & Associates, Inc.	--	$194,831	--	--	--	$194,831
1. Julex Capital Management, LLC, stopped serving as sub-advisor to the Adaptive Tactical Rotation Fund effective January 13, 2020.

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For Fiscal Year Ended May 31, 2019
Sub-Advisor	Compensation from Adaptive Hedged Multi- Asset Income	Compensation from Fundamental Growth	Compensation from Hedged High Income	Compensation from Tactical Outlook	Compensation from Tactical Rotation	Total Compensation received
Beaumont Capital Management, LLC	--	--	--	--	$123,231[1]	$150,623
Buckhead Capital Management, LLC	$5,266	--	--	--	--	$5,266
Julex Capital Management, LLC	--	--	--	--	$110,545[5]	$110,545
Navellier & Associates, Inc.	--	$234,896	--	--	--	$234896
1 Beaumont Capital Management, LLC, stopped serving as sub-advisor to the Adaptive Tactical Rotation Fund effective July 10, 2018.
2 Beaumont Capital Management, LLC, stopped serving as sub-advisor to the Adaptive Growth Opportunities Fund effective September 8, 2018.
3 Bluestone Capital Management, LLC, stopped serving as sub-advisor to the Adaptive Tactical Outlook Fund effective September 17, 2018.
4 Bluestone Capital Management, LLC, began serving as sub-advisor to the Adaptive Growth Opportunities Fund September 6, 2018.
5 Julex Capital Management, LLC, began serving as sub-advisor to the Adaptive Tactical Rotation Fund effective September 24, 2018.

Compensation.  The portfolio managers’ compensation varies with the general success of the Advisor or Sub-Advisor, respectively, as a firm. Messrs. Boden, Nelson, and Stephens receive a fixed annual salary plus an annual bonus based on the overall financial performance of Buckhead Capital Management, LLC, as compensation. Mr. Shevland receives retained earnings of Bluestone Capital Management, LLC. Mr. Wetherington receives a fixed annual salary plus a quarterly bonus based on the Advisor’s assets under management.  The portfolio managers’ compensation is not directly linked to the Funds’ performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s or a Sub-Advisor’s distributable profits and assets under management.

Ownership of Fund Shares.  The following table shows the amount of each Fund’s equity securities beneficially owned by the portfolio manager as of May 31, 202 1 (unless otherwise indicated) and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.
Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Scott Wetherington	Adaptive Hedged Multi-Asset Income Fund	A
	Adaptive Fundamental Growth Fund	A
	Adaptive Hedged High Income Fund	A
	Adaptive Tactical Outlook Fund	A
	Adaptive Tactical Rotation Fund	A
Other Accounts.  In addition to the Funds, some of the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Funds’ fiscal year ended May 31, 202 1 (unless otherwise indicated).
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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Scott Wetherington	0	$0	0	$0	3	$1,741,682
Accounts with Performance-Based Advisory Fee
Scott Wetherington	0	$0	0	$0	0	$0

Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts consist of separately managed private clients (“Other Accounts”).  The Other Accounts might have similar investment objectives as the Funds, be compared to the same index as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. The portfolio manager knows the size and timing of trades for the Funds and the Other Accounts and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Funds, or vice versa.
Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The portfolio manager works across different investment products.  Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.
Administrator.  The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company (“Administrator”), located at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The Administrator performs the following services for the Funds: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Funds expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.
Compensation of the Administrator, which is based upon an administration fee on the average daily net assets of each Fund, is at the following annual rates: 0.100% of the Funds’ first $250 million, 0.080% on the next $250 million, 0.060% on the next $250 million, 0.050% on the next $250 million, 0.040% on the next $1 billion, and 0.035% on all net assets over $2 billion, with a monthly minimum general administration fee of $2,000.  The Administrator currently receives a monthly fund accounting fee of $2,250 per Fund for accounting and recordkeeping services with an additional fee of $500 per month for each additional class of shares plus an asset-based fee of 0.01% of the net assets of each Fund. The Administrator will also receive the following to procure and pay the custodian for the Funds: 0.02% on the first $200 million of each Funds’ net assets and 0.009% on all assets over $200 million plus transaction fees with a minimum annual fee of $5,000.  The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out‑of‑pocket expenses.
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The following shows the total dollar amounts that each Fund paid to the Administrator for the last three fiscal years:
Fund	202 1	2020	2019
Adaptive Hedged Multi-Asset Income Fund	$44,302	$45,955	$22,960
Adaptive Fundamental Growth Fund	$60,733	$84,170	$96,021
Adaptive Hedged High Income Fund	$28,877	$26,264	$31,241
Adaptive Tactical Outlook Fund	$28,901	$26,072	$23,002
Adaptive Tactical Rotation Fund	$30,453	$42,799	$114,123
Distributor.  The Funds will conduct a continuous offering of their securities. Capital Investment Group, Inc. (“Distributor”), located at 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609, acts as the underwriter and Distributor of the Funds’ shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) between the Trust, on behalf of the Funds, and the Distributor.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Funds shall from time to time identify to the Distributor as states in which each Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the FINRA.  The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund.  Such administrative services include the following: (i) maintaining records with respect to submissions to the FINRA, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation's Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time. The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Funds’ shares. The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the shares of the Funds.

The Distributor for the Fund received the following commissions and other compensation during the fiscal year ended May 31, 202 1 .

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Adaptive Hedged Multi-Asset Income Fund	$0	$0	$0	$5,625
Adaptive Fundamental Growth Fund	$0	$0	$0	$5,625
Adaptive Hedged High Income Fund	$0	$0	$0	$5,625
Adaptive Tactical Outlook Fund	$0	$0	$0	$5,625
Adaptive Tactical Rotation Fund	$0	$0	$0	$5,625

Rule 12b-1 Plan. Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  Pursuant to the Plan, a Fund is authorized to pay the Distributor a fee at an annual rate of 1.00% of the average daily net assets attributable to its Class C Shares and 0.25% of the average daily net assets attributable to its Class A Shares as compensation for the Distributor’s account maintenance services and as compensation for the Distributor’s sales of a Fund.  Such fees are to be paid by each Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of the Fund’s shares during the preceding month and shall be calculated and accrued daily. A Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor.
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Pursuant to the Plan, a Fund may (i) incur certain expenses, including reimbursing the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of a Fund, and/or (ii) pay compensation for providing account maintenance services to Fund shareholders, including arranging for certain dealers or brokers, administrators and others to provide them services.
The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund.
The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.
The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.
The Plan may not be amended to increase materially the amount of the compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.
Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or a Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of a Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement. Because Class A shares of the Adaptive Income Fund and Adaptive Hedged High Income Fund have not yet commenced operations as of the date of this SAI, no payments for the Class A shares of the Adaptive Income Fund and Adaptive Hedged High Income Fund have yet been made.
The following shows the total dollar amounts that each Fund paid under the Plan for the Class C shares for the last three fiscal years:
Fund	2021	2020	2019
Adaptive Hedged Multi-Asset Income Fund	$42,736	$42,124	$31,868
Adaptive Fundamental Growth Fund	$27,133	$25,472	$29,613
Adaptive Hedged High Income Fund	$4,897	$5,909	$9,345
Adaptive Tactical Outlook Fund	$7,876	$8,367	$7,714
Adaptive Tactical Rotation Fund	$11,618	$16,273	$23,697
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The following shows the total dollar amounts that each Fund paid under the Plan for the Class A shares for the last three fiscal years:
Fund	2021	2020	2019
Adaptive Fundamental Growth Fund	$1,977	$1,935	$1,939
Adaptive Tactical Outlook Fund	$63	$54	$29
Adaptive Tactical Rotation Fund	$260	$402	$391
1. For the period of inception through May 31, 2018. Inception of Class A Shares is March 13, 2018 , for Adaptive Fundamental Growth Fund, October 18, 2018 , for Adaptive Tactical Outlook Fund, and April 2, 2018 , for Adaptive Tactical Rotation Fund.
The following chart describes the dollar amount and the manner in which amounts paid by the Fund under the Plan were spent during the past fiscal year.
Adaptive Hedged Multi-Asset Income Fund	Class C Shares	Class A Shares
Advertising	$0	N/A
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	N/A
Compensation to Underwriters	$466.47	N/A
Compensation to Broker-Dealers	$42,146.82	N/A
Compensation to Sales Personnel	$0	N/A
Interest, Carrying, or Other Financing Charges	$0	N/A
Other	$0	N/A
Adaptive Fundamental Growth Fund	Class C Shares	Class A Shares
Advertising	$0	$0
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	$0
Compensation to Underwriters	$4,170.33	$0
Compensation to Broker-Dealers	$22,925.39	$1,966.23
Compensation to Sales Personnel	$0	$0
Interest, Carrying, or Other Financing Charges	$0	$0
Other	$0	$0
Adaptive Hedged High Income Fund	Class C Shares	Class A Shares
Advertising	$0	N/A
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	N/A
Compensation to Underwriters	$0.06	N/A
Compensation to Broker-Dealers	$4,879.03	N/A
Compensation to Sales Personnel	$0	N/A
Interest, Carrying, or Other Financing Charges	$0	N/A
Other	$0	N/A
Adaptive Tactical Outlook Fund	Class C Shares	Class A Shares
Advertising	$0	$0
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	$0
Compensation to Underwriters	$7,855.89	$0
Compensation to Broker-Dealers	$7,848.63	$64.14
Compensation to Sales Personnel	$0	$0
Interest, Carrying, or Other Financing Charges	$0	$0
Other	$0	$0
Adaptive Tactical Rotation Fund	Class C Shares	Class A Shares
Advertising	$0	$0
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	$0
Compensation to Underwriters	$11,586.42	$0

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Compensation to Broker-Dealers	$11,560.98	$258.69
Compensation to Sales Personnel	$0	$0
Interest, Carrying, or Other Financing Charges	$0	$0
Other	$0	$0
Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.
Custodian.  UMB Bank, n.a., located at 1010 Grand Blvd, Kansas City, Missouri 64106, serves as custodian for the Funds’ assets (the “Custodian”). The Custodian acts as the depository for the Funds, safe keeps their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request, and maintains records in connection with its duties as custodian.  For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by the Funds.
Compliance Services Administrator. The Trust has entered into a compliance services arrangement with The Nottingham Company, Inc., located at 116 S Franklin Street, Rocky Mount, NC 27802. The Trust’s CCO will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.
Independent Registered Public Accounting Firm.  BBD, LLP located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Funds. The independent registered public accounting firm conducts an annual audit of the Funds’ financial statements, and prepares the Funds’ federal, state, and excise tax returns. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.
Legal Counsel.  Greenberg Traurig LLP serves as legal counsel to the Trust and the Fund.
Additional Payments to Financial Firms. Each Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Distributor, Advisor or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.
The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.
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The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of a Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.
Although a Fund may use financial firms that sell its shares to effect portfolio transactions for a Fund, a Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:
Purchases.  Shares of the Funds are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor, or the Funds directly. Selling dealers have the responsibility of transmitting orders promptly to the Funds.  The purchase price of shares of the Funds is based on the NAV next determined after the order is received, subject to the order being accepted by the Funds in good form.  NAV is normally determined at the close of regular trading closes on the NYSE on days the NYSE is open for trading, as described under “Net Asset Value” above.  The NAV per share of the Funds is not calculated on days on which the NYSE is closed.  An order received prior to the time regular trading closes on the New York Stock Exchange will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the New York Stock Exchange will be executed at the price calculated as of that time on the next business day.
The Funds reserve the right in their sole discretion: (i) to suspend the offering of their shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds and their shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.
Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries.  The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) the Prospectus.
In all instances, it is the shareholder’s responsibility to notify a Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these reductions or waivers.
Front-End Sales Charge. The public offering price of Class A Shares of the Funds equals NAV plus a sales charge. The Distributor receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as described in the table below. No front-end sales charge is imposed with respect to the Institutional Class Shares or the Class C Shares of the Funds.
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Amount Of Transaction At Public Offering Price	Sales Charge As % Of Public Offering Price	Sales Charge As % Of Net Amount Invested	Dealer Discounts And Brokerage Commissions As % Of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $100,000	4.00%	4.17%	3.50%
$100,000 to $250,000	3.00%	3.09%	2.50%
$250,000 to $500,000	2.50%	2.56%	2.00%
$500,000 and above	1.00%	1.01%	0.50%

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.
The dealer discounts and brokerage commissions schedule above applies to all dealers that have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the FINRA.  None of the aforementioned compensation is paid for by the Funds or their shareholders, although the Distributor may use a portion of the payment it receives under the Plan to pay these expenses.
Reduced Sales Charges.  Certain purchases of shares of the Class A Shares of the Funds may qualify for a lower sales charge.  In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or their broker-dealer that the purchase qualifies for a lower sales charge.
Rights of Accumulation.   Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares at the public offering price applicable to the total of (i) the total public offering price of the Class A Shares of the Funds then being purchased plus (ii) an amount equal to the then current NAV of the purchaser’s combined holdings of the Class A shares of the Funds.  To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification.  This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.
Letters of Intent.  Investors may qualify for a lower sales charge for Class A shares by executing a letter of intent.  A letter of intent allows an investor to purchase Class A shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current NAV of the purchaser's combined holdings of the Class A shares of the Funds.  Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.
The letter of intent does not obligate the investor to purchase, or the Funds to sell, the indicated amount.  If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid.  If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due.  On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.
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A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent.  Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.
Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Funds’ Shares Application accompanying the Prospectus for the Class A Shares or is otherwise available from the Administrator or the Distributor.  This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.
Redemptions.  The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed for other than customary weekend and holiday closings, or that trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Funds.  No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds. Please contact the financial firm for details.
Involuntary Redemptions.  In addition to the situations described in the Funds’ Prospectus under “Redeeming Fund Shares,” the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction affected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus from time to time or to close a shareholder’s account if the Funds are unable to verify the shareholder’s identity.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.
Other Information.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.
SPECIAL SHAREHOLDER SERVICES
The Funds offer the following special shareholder services:
Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are normally not issued.
Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.
Purchases In Kind.  The Funds may accept securities in lieu of payment for the purchase of shares in a Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Funds, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption Price – Determining the Funds’ Net Asset Value” in the Prospectus.
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Systematic Withdrawal Plan.  Shareholders owning shares of a particular class with a value of $5,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) for the applicable class of shares. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly) in order to make the payments requested.  The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Funds.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed with-in seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indi-cat-ing the names, titles, and required number of signatures auth-orized to act on its behalf.  The application must be signed by a duly authori-zed officer(s) and the corporate seal affixed.  Contingent deferred sales charges will not apply to shares redeemed under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in real-ized long-term or short-term capital gains or losses.  The Syste-matic Withdrawal Plan may be terminated at any time by the Funds upon 60-days’ written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-773-3863 or by writing to:
Adaptive Funds
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, NC 27803-0365
Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. The securities will be chosen by the Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing the NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f‑1 of the 1940 Act, wherein each Fund committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.
Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signatures of the registered owners exactly as the signatures appear on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.
Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing its shareholders.  At the discretion of the Advisor, the Funds may allow investments in the Funds with a reduced minimum initial investment from its Trustees, officers, and employees, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.
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Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the FINRA. None of the aforementioned compensation is paid directly by the Funds or their shareholders, although the Distributor may use a portion of the payment it receives under the 12b-1 Plan to pay these expenses.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest.  Under the Funds’ policy, the Funds generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Funds may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.
The Funds may make portfolio holdings information available to the public, including the complete portfolio holdings from the previous business day.  Each Fund will generally make this information available to the public on the web pages noted in the following chart:
Adaptive Hedged Multi-Asset Income Fund	http://www.ncfunds.com/holdings/current-801.htm
Adaptive Fundamental Growth Fund	http://www.ncfunds.com/holdings/current-872.htm
Adaptive Hedged High Income Fund	http://www.ncfunds.com/holdings/current-854.htm
Adaptive Tactical Outlook Fund	http://www.ncfunds.com/holdings/current-860.htm
Adaptive Tactical Rotation Fund	http://www.ncfunds.com/holdings/current-851.htm

This information is also generally available on a quarterly basis within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-800-773-3863. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-PORT, as applicable. The Funds’ Form N-CSR and Form N-PORT are available on the SEC’s website at http://www.sec.gov.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-PORT and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.
To the extent that a Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-PORT, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.
Consistent with policies approved by the Board, the officers of the Funds will share non-public portfolio holdings information with the Funds’ service providers that require such information for legitimate business and Fund oversight purposes. Recipients of non-public portfolio holdings information have a duty not to trade on that confidential information.  The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.
The Advisor, as well as the Custodian, fund accountant and Administrator, and CCO, have full daily access to the Funds’ portfolio holdings. These service providers are subject to obligations requiring them to keep non-public portfolio holdings information confidential.  In some, but not all, cases these confidentiality obligations are established by written agreements. The Board has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information. In addition, the Advisor has a code of ethics that prohibits covered persons from disclosing or trading based on non-public portfolio holdings information.
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The Funds’ Distributor, Transfer Agent, independent public accountants, and legal counsel have access to the Funds’ portfolio holdings on an ad hoc, as needed basis. The Distributor and Transfer Agent are subject to written agreements that establish confidentiality obligations with respect to the Funds’ portfolio holdings. The independent public accountants and legal counsel are subject to professional obligations that require them to keep non-public portfolio holdings information confidential. The Board has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Funds from unauthorized disclosure of non-public portfolio holdings information.
Broadridge ICS, Allegra Design Marketing Print Mail, PrintGrafix (a division of Sunbelt Graphics Systems, Inc.), PrinterLink Communications Group, Inc., Riverside Printing, Inc., and V.G. Reed & Sons are financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. These service providers are subject to written agreements that establish confidentiality obligations with respect to the Funds’ portfolio holdings.
The Funds and their service providers may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.
The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Advisor may establish ongoing arrangements with other third parties if the Advisor determines that the Funds have a legitimate business purpose for doing so, determines that the disclosure is in the shareholders' best interest, and the recipient is subject to a duty of confidentiality. These parties could include, by way of example, financial data processing companies that provide automated data scanning and monitoring services for the Funds, research companies that allow the Advisor to perform attribution analysis for the Funds, and the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Funds. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.
The Funds’ policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Board. Oversight includes: (i) review and approval of the policy on disclosure of portfolio holdings as necessary, including review of the parties receiving non-public portfolio holdings information; (ii) periodic assessment of compliance in connection with a report from the Trust’s CCO, (iii) receipt of reports on any conflicts of interest where disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Funds’ investment advisor, any principal underwriter for the Trust or an affiliated person of the Trust, and (iv) receipt of reports on any known disclosure of the Funds’ portfolio holdings to unauthorized third parties. The Funds and Advisor are obligated to report issues that arise under the policy on disclosure of portfolio holdings to the CCO.  Material compliance matters must be reported to the Board.
NET ASSET VALUE
The NAV and NAV per share of each class of shares of the Funds is determined at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).  The Funds’ NAV for each class of shares is not calculated on the days on which the NYSE is closed.  The New York Stock Exchange generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The days on which these holidays are observed and any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of each class of shares of the Funds will not be calculated.
The NAV per share of each class of shares of the Funds is calculated separately by adding the value of a Fund’s securities and other assets belonging to that Fund and attributable to a class of shares, subtracting the liabilities charged to the Fund and to the class of shares, and dividing the result by the number of outstanding shares of such class of shares. “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund.  Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative NAVs of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds and the classes of the Funds are conclusive.
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The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Funds are valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices provided by a third-party pricing service from the primary exchange or the board of trade on which such options are traded.
•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
ADDITIONAL TAX INFORMATION
The following summarizes certain additional tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund, its shareholders, or any special category of shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.
Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Code, and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series’ business of investing in such stock, securities, currencies and net income derived from an interest in a qualified publicly traded partnership.  Any income derived by a series from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the series’ business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.
An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by a Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.
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Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals. Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.
Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.
If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of May 31, 202 1 , the following funds have capital loss carryforwards as shown below and have no expiration:
	Adaptive Hedged Multi-Asset Income Fund	Fundamental Growth Fund	Hedged High Income Fund	Tactical Outlook Fund	Tactical Rotation Fund
Short-Term	$(-)	$(10,134,285)	$(1,687,513)	$(-)	$(4,113,763)
Long-Term	$(2,085,932)	$(-)	$(555,254)	$(303,673)	$(-)
Total Capital Loss Carryforward	$(2,085,932)	$(10,134,285)	$(2,242,767	$(303,673)	$(4,113,763)
Certain individuals, estates, and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.
Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.
Each series of the Trust, including each Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.
To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.
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A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for a Fund’s shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.
The Funds must report cost basis information to the Internal Revenue Service on Form 1099-B for any sale of shares purchased in non-retirement accounts.  Registered investment companies must select a default cost basis calculation method and apply that method to reportable sales of shares unless an alternate Internal Revenue Service approved method is specifically elected in writing by the shareholder.  Average cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method.  If a shareholder determines that an Internal Revenue Service approved cost basis calculation method other than the Funds’ default method of average cost is more appropriate, the shareholder must contact the Funds at the time of or in advance of a reportable sale of shares that are to be subject to such alternate election. Internal Revenue Service regulations do not permit the change of a cost basis election on previously executed trades.  Cost basis information will not be reported to the IRS or shareholder upon the sale of any shares not covered by these cost basis reporting requirements.
The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Funds that they are not subject to backup withholding when required to do so or that they are “exempt recipients.”  Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
Depending upon the extent of each Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.
Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Funds certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.
The Funds will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.
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FINANCIAL STATEMENTS
The audited financial statements of the Funds for the fiscal year ended May 31, 202 1 , including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document. You may request a copy of the Funds’ annual and semi-annual reports at no charge by calling the Funds at 1-800-773-3863.
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APPENDIX A – DESCRIPTION OF RATINGS
The Fund may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.
A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
S&P Global Ratings.  The following summarizes the highest four ratings used by S&P Global Ratings, a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment‑Grade Debt Securities by the Advisor:
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB –  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment‑Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
Commercial paper rated A‑1 by S&P Global Ratings indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A‑1+.  Capacity for timely payment on commercial paper rated A‑2 is satisfactory, but the relative degree of safety is not as high as for issues designated A‑1.
The rating SP‑1 is the highest rating assigned by S&P Global Ratings to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP‑2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.
Moody’s Investor Service, Inc.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”), for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Debt Securities by the Advisor:
Aaa – Bond obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.
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Baa – Bond obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.
US Municipal Short-Term Debt And Demand Obligation Ratings.
Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.
MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
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VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):
Long-Term Ratings.
AAA – Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality.  ‘AA’ ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality.  ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Long-term securities rated below BBB by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.
Short-Term Ratings.
F1 – Highest short-term credit quality.  The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 – Good short-term credit quality.  The rating F2 indicates good intrinsic capacity for timely payment of financial commitments.
F3 – Fair short-term credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.
(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.
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APPENDIX B – PROXY VOTING POLICIES
The following proxy voting policies are provided:
(1)	The Advisors’ Proxy Voting and Disclosure Policy, including a detailed description of the Advisors’ specific proxy voting guidelines.

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Cavalier Investments, LLC
d/b/a
Adaptive Investments
Proxy Voting Policy

Policy
With respect to accounts over which Adaptive performs proxy voting, it maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Adviser’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote Client proxies where authorized and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Adviser’s Advisory Agreements evidence whether voting authority has been retained by the Client. Under ERISA, Adviser is responsible to vote proxies for the Client in the absence of specific written acknowledgement by the Client that the authority has been retained or granted elsewhere.
Background & Description
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which Adaptive votes the securities owned by its Clients for which Adviser exercises voting authority and discretion (the “Proxies”).
These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our Clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment advisers registered with the SEC, and which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Clients; (b) to disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its Clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Responsibility for voting the Proxies is established by investment management agreements or comparable documents with our Clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.  In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any Client that has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Adviser takes no responsibility for the voting of any proxies on behalf of any such Client. For those Clients that have delegated such authority and discretion to Adviser, these policies and procedures apply equally to registered investment companies, institutional and retail accounts. These proxy voting policies and procedures are available to all Clients of Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.
Responsibility
The Proxy Committee is responsible for the implementation and monitoring of Adviser’s Proxy Voting Policies  and  Procedures,  including  associated  practices,  disclosures  and  recordkeeping, as  well  as oversight of a third party voting agent, if one exists. The Proxy Committee may delegate responsibility for the performance of these activities (provided that it maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the Proxy Committee.
Procedures
Adaptive has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for the Funds’ portfolio securities, subject to oversight by the Proxy Voting Committee, which consists of the same members as the Compliance Committee. Adaptive has a adopted the ISS Voting Guidelines (“Guidelines”), and absent a conflict, will vote the proxies consistent with the Guidelines. Once a year, prior to each proxy voting season, Adaptive will review the Guidelines to ensure they wish to vote consistent with the Guidelines.
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If Adaptive detects a material conflict of interest in connection with a proxy solicitation, it will abide by the following procedures:
x	With respect to clients that are registered investment companies, the Advisor will notify the client of the conflict and will vote the client’s shares in accordance with the client’s instructions; and
x
With respect to other clients, the Advisor will vote the proxy in accordance with the specifics of the Voting Guidelines (if addressed in the Voting Guidelines) or may abstain (if not addressed in the Voting Guidelines).

Adaptive will not neglect its proxy voting responsibilities, but it may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Adaptive may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits Adaptive’s ability to sell the affected security during a blocking period that can last for several weeks. Adaptive believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Adaptive generally abstains from voting when share blocking is required. A member of the Proxy Committee will prepare and maintain memoranda describing the rationale for any instance in which Adaptive does not vote a Client’s proxy.
Adaptive will ensure that its third-party proxy voting vendor, ISS, is retaining the following information in connection with each proxy vote:
x The Issuer’s name;
x The security’s ticker symbol or CUSIP, as applicable;
x The shareholder meeting date;
x The number of shares that Adaptive voted;
x A brief identification of the matter voted on;
x Whether the matter was proposed by the Issuer or a security-holder;
x Whether Adaptive casts a vote;
x How Adaptive casts its vote (for the proposal, against the proposal, or abstain); and
x Whether Adaptive casts its vote with or against management.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.
Under the Employee Retirement Income Security Act of 1974 (“ERISA”), investment advisers have special fiduciary responsibilities. Under ERISA, if the authority to manage a plan has been delegated to an investment manager, only the investment manager has the authority to vote proxies on behalf of the plan except, when the plan named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.
Adaptive will vote proxies on behalf of the Funds that are managed by the firm upon receiving written authorization from the fund board.  In voting on each and every issue, Adaptive has established a Proxy Voting Committee. This Committee will be responsible for voting proxies in the best interests of the Funds.
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PROXY VOTING GUIDELINES: GENERAL
Adaptive   believes   the   best   financial   interest   of   its   clients   is   consistent   with   management’s recommendations. Therefore, Adaptive will generally vote consistent with management’s recommendations absent a compelling documented basis to vote otherwise. This will mean voting “for” proposals that are determined to improve the management of a company, increase the rights or preferences of the voted securities, and/or increase the chance that a premium offer would be made for the company or for the voted securities.
Adaptive’s  decision  to  vote  in  support  or  opposition  of  a  proposal  will  be  based  on  the  specific circumstances described in the proxy statement and other available information.
Adaptive will also consider any voting guidelines issued by clients, so long as these guidelines are consistent with Adaptive’s duties under applicable law, including ERISA.
VOTING GUIDELINES: ROUTINE MATTERS
Adaptive expects to vote proxies in favor of routine proposals, unless there is specific information that approval of the proposal would adversely affect the value of the investment or would not be in the best interest of clients.  Such routine matters generally include, among others:  election of directors, appointment of independent auditors, increase in the outstanding common stock or other equity classes, date and place of the annual meeting, ratification of directors’ actions on routine matters, and indemnification of directors and/or officers.
VOTING PROCEDURES: SOCIAL CONSCIENCE/MORAL ISSUES
Adaptive will generally vote against proxies requiring management action on a moral or social issue unless such issue has escalated to the point where the company may be adversely affected by protests, governmental actions, or other serious economic consequences if no action is taken.   Where the economic impact of a proposal is not clear, a vote to “abstain” may be appropriate.
VOTING PROCEDURES: FINANCIAL OR CORPORATE GOVERNANCE QUESTIONS
Financial and corporate governance issues take more time to consider and may be complicated by activities such as hostile takeovers and mergers.  Adaptive will generally vote in favor of the following types of proposals:  incentive compensation plans for certain key employees and directors, mandatory retirement age for directors, confidential voting, cumulative voting, proposals to  lower barriers to shareholder action, proposals to restore shareholder ability to remove directors with or without cause.
Adaptive will generally vote against the following types of financial and corporate governance proposals: board entrenchment proposals and anti-takeover measures, such as “poison pill” and “golden parachute” provisions,  limitations  on  shareholder  ability  to  act,  blank  check  preferred  stock  authorizations, eliminating cumulative voting rights, and proposals to adopt classified boards.
VOTING GUIDELINES: CLIENT GUIDELINES
Some Adaptive clients may have their own set of proxy voting guidelines. These may conflict with the proxy guidelines discussed above or the voting guidelines of another client.  If such a situation arises, Adaptive  will  comply  with  client  guidelines  by  voting  the  proxies  attributable to  that  client  on  a proportionate basis (based on the number of shares held by the client).
CLASS ACTIONS
As a fiduciary, Adaptive always seeks to act in Clients’ best interests with good faith, loyalty, and due care. Adaptive’s standard advisory contract authorizes the Company to direct Client participation in class actions. The Proxy Voting Committee will determine whether Clients will (a) participate in a recovery achieved through a class actions, or (b) opt out of the class action and separately pursue their own remedy. The Proxy Voting Committee oversees  the  completion of  Proof  of  Claim  forms  and  any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies. The CCO will maintain documentation associated with Clients’ participation in class actions.
Employees must notify the CCO if they are aware of any material conflict of interest associated with Clients’ participation in class actions. The Proxy Voting Committee will evaluate any such conflicts and determine an appropriate course of action for Adaptive.
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Adaptive generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.
DISCLOSURES TO CLIENTS
Adaptive includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how Adaptive voted with respect to the Client’s securities.
Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.
As a matter of policy, Adaptive does not disclose how it expects to vote on upcoming proxies. Additionally, Adaptive does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
Section 12(d)(1)(F) of the Act provides a conditional exemption from the 5% and 10% limits in Section 12(d)(1)(A). Section 12(d)(1)(F) permits an acquiring fund to purchase or otherwise acquire shares of an underlying fund if, immediately after the purchase or acquisition, the acquiring fund and all of its affiliated persons would not own more than 3% of the underlying fund’s total outstanding stock, and if certain sales load restrictions are met. In addition, Section 12(d)(1)(F) provides that the acquiring fund “shall exercise voting rights by proxy or otherwise with respect to any security purchased or acquired pursuant to Section 12(d)(1)(F) in the manner prescribed by Section 12(d)(1)(E).”
In the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Funds under Section 12(d)(1)(F), then the Funds will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.
ADVISER TO A RIC
Adaptive has agreed to be responsible for voting proxies of issuers of securities held in the Adaptive Funds, a series of funds within the Starboard Investment Trust, in accordance with its proxy voting policies and procedures, outlined above.  The purpose of this procedure is to ensure that the Investment Manager complies with other obligations for disclosure and filing requirements that is required to be performed as the RIC’s Proxy Administrator. Each RIC is required to describe the policies and procedures that each adviser uses to determine how to vote proxies relating to portfolio securities. As such, Adaptive will provide its Proxy Voting Policy, and if requested by the Starboard Investment Trust, a summary of such Proxy Voting Policy for inclusion in the RIC’s Registration Statement, and will promptly provide the Starboard Investment Trust with any material amendments to the Proxy Voting Policy within a reasonable time after such amendment has taken effect.
Annually, through the review of the RIC’s registration statement, Adaptive’s CCO, or his designee, will review the disclosures in the registration statement and identify whether the appendix to the SAI with Adaptive’s Proxy Voting Policy is current.
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Securities on Loan
The RIC may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the RIC’s Board of Trustees. Voting rights on the loaned securities may pass to the borrower.  However, the RIC’s policy states that the RIC must be entitled to exercise voting rights over the loaned securities in the event of a material event affecting its portfolio securities on loan. Adaptive will determine if a vote is material enough to warrant calling back the security out on loan, and will vote the securities in accordance with its proxy voting policies and procedures.
Quarterly Certification
On a quarterly basis, Adaptive will certify to the RICs’ Board that:
1. Adaptive has followed the Trust’s and the Advisor’s Proxy Voting and Disclosure Policies in voting proxies on behalf of the Funds.
2. If there have been any material issues or other items to report with respect to the Trust’s and Advisor’s Proxy Voting Policies.

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File Nos. 333-159484 and 811-22298

STARBOARD INVESTMENT TRUST
PART C
OTHER INFORMATION

ITEM 28. Exhibits
(a)	Declaration of Trust dated May 12, 2009 (“Trust Instrument”), is incorporated herein by reference to Registrant’s registration statement on Form N-1A (“Registration Statement”) filed on May 26, 2009.
(b)	By-Laws are incorporated herein by reference to the Registration Statement filed on May 26, 2009.
(c)
Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered and are incorporated herein by reference to the Registration Statement filed on May 26, 2009.

(d)(1)
Investment Advisory Agreement dated March 12, 2020  between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the Adaptive Income Fund, Adaptive Fundamental Growth Fund, Adaptive Growth Opportunities Fund, Adaptive Hedged High Income Fund, Adaptive Tactical Economic Fund and Adaptive Tactical Rotation Fund (“Adaptive Funds”) is incorporated herein by reference to Post-Effective Amendment No. 365 to the Registration Statement filed on September 28, 2020.

(d)(2)
Investment Advisory Agreement dated December 17, 2020 between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the AI Quality Growth ETF, Adaptive Alpha Opportunities ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registration Statement filed on January 12, 2021.

(d)(3)
Amended and Restated Appendix A dated as of July 20, 2021 to the Investment Advisory Agreement dated December 17, 2020 between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the AI Quality Growth ETF, Adaptive Alpha Opportunities ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF is incorporated herein by reference to Post-Effective Amendment 388 filed on July 20, 2021.

(d)(4)
Investment Advisory Agreement dated September 15, 2010 between the Registrant and Roumell Asset Management, LLC, as investment advisor for the Roumell Opportunistic Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement filed on November 15, 2010.

(d)(5)
Investment Advisory Agreement dated April 28, 2011 between the Registrant and Grimaldi Portfolio Solutions, Inc., as investment advisor for The Sector Rotation Fund, is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement filed on June 27, 2011.

(d)(6)
Investment Advisory Agreement dated May 29, 2012, as amended July 11, 2012, between the Registrant and Arin Risk Advisors, LLC, as investment advisor for the Arin Large Cap Theta Fund, is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registration Statement filed on July 12, 2012.

(d)(7)
Investment Advisory Agreement dated June 8, 2017 between the Registrant and Deschutes Portfolio Strategies, LLC d/b/a Matisse Capital, as investment advisor for the Matisse Discounted Closed-End Fund Strategy, is incorporated herein by reference to Post-Effective Amendment No. 268 to the Registration Statement filed on July 28, 2017.

(d)(8)
Investment Advisory Agreement dated May 3, 2017 between the Registrant and QCI Asset Management, Inc., as investment advisor for the QCI Balanced Fund, is incorporated herein by reference to Post-Effective Amendment No. 318 to the Registration Statement filed on January 28, 2019.

(d)(9)
Investment Advisory Agreement dated March 8, 2018 between the Registrant and Deschutes Portfolio Strategy, LLC d/b/a Matisse Capital, as investment advisor for the Matisse Discounted Bond CEF Strategy, is incorporated herein by reference to Post-Effective Amendment No. 302 to the Registration Statement filed on August 3, 2018.

(d)(10)
Investment Sub-Advisory Agreement dated December 17, 2020 between Cavalier Investments, LLC (d/b/a Adaptive Investments) and Bluestone Capital Management, LLC, as sub-advisor for the Adaptive Alpha Opportunities ETF is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registration Statement filed on January 12, 2021.

(e)(1)(i)
Distribution Agreement dated July 16, 2009 between the Registrant and Capital Investment Group, Inc., as distributor for each mutual fund series of the Trust, is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registration Statement filed on September 28, 2015.

(e)(1)(ii)
Amended and Restated Appendix A dated September 24, 2020 to the Distribution Agreement between the Registrant and Capital Investment Group, Inc., as distributor for each mutual fund series of the Trust, is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registration Statement filed on January 12, 2021.

(e)(2)
ETF Distribution Agreement dated March 11, 2021 between the Registration and Capital Investment Group, Inc., as distributor for each ETF series of the Trust, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(f)	Not Applicable.
(g)(1)(i)
Custody Agreement dated December 9, 2011, between the Registrant, UMB Bank, n.a., and The Nottingham Company (“Custody Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registration Statement filed on September 28, 2015.

(g)(1)(ii)
Amended and Restated Appendix A dated September 11, 2019 to the Custody Agreement between the Registrant, UMB Bank, n.a., and The Nottingham Company is incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.

(g)(1)(iii)
Amended and Restated Appendix B dated September 12, 2019 to the Custody Agreement between the Registrant, UMB Bank, n.a., and The Nottingham Company is incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.

(g)(1)(iv)	Rule 17f-5 Delegation Agreement dated October 21, 2019 between the Registrant and UMB Bank, n.a., is incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.
(g)(2)
Custody Agreement dated December 17, 2020 between the Registrant and Clear Street, LLC is incorporated herein by reference to Post-Effective Amendment No. 376 to the Registration Statement filed on January 28, 2021.

(g)(3)
Amended and Restated Exhibit B as of July 20, 2021 to the Custody Agreement dated December 17, 2020 between the Registrant and Clear Street, LLC is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(1)(i)
Fund Accounting and Administration Agreement dated April 15, 2016 between the Registrant and The Nottingham Company, as administrator for the Registrant (“Fund Accounting and Administration Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 230 to the Registration Statement filed on June 28, 2016.

(h)(1)(ii)
Amended and Restated Appendix A dated as of July 20, 2021 to the Fund Accounting and Administration Agreement dated April 15, 2016 between the Registrant and The Nottingham Company, as administrator for the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(2)(i)
Dividend Disbursing and Transfer Agent Agreement dated December 8, 2014 between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the Registrant, (“Dividend Disbursing and Transfer Agent Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 190 to the Registration Statement filed on December 11, 2014.

(h)(2)(ii)
ETF Dividend Disbursing and Transfer Agent Agreement dated September 24, 2020 between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the ETFs of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(2)(iii)
Amended and Restated Schedule 1 dated as of July 20, 2021 to the ETF Dividend Disbursing and Transfer Agent Agreement dated September 24, 2020 between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the ETFs of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(3)(i)
Expense Limitation Agreement dated July 27, 2020 between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the Adaptive Funds, is incorporated herein by reference to Post-Effective Amendment No. 365 to the Registration Statement filed on September 28, 2020.

(h)(3)(ii)
Expense Limitation Agreement dated December 17, 2020 between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the Adaptive Alpha Opportunities ETF is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registration Statement filed on January 12, 2021.

(h)(3)(iii)
Expense Limitation Agreement dated July 20, 2021 between the Registrant and Cavalier Investments, LLC (d/b/a Adaptive Investments), as investment advisor for the AI Quality Growth ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, and RH Tactical Rotation ETF is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(4)
Expense Limitation Agreement dated June 11, 2020 between the Registrant and Deschutes Portfolio Strategy, LLC d/b/a Matisse Capital, as investment advisor for the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy, is incorporated herein by reference to Post-Effective Amendment No. 359 to the Registration Statement filed on July 29, 2020.

(h)(5)
Expense Limitation Agreement dated March 12, 2020 between the Registrant and QCI Asset Management, Inc., as investment advisor for the QCI Balanced Fund, is incorporated herein by reference to Post-Effective Amendment No. 377 to the Registration Statement filed on January 28, 2021.

(h)(6)
Expense Limitation Agreement dated September 10, 2020 between the Registrant and Roumell Asset Management, Inc., as investment advisor for the Roumell Opportunistic Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 370 to the Registration Statement filed December 29, 2020.

(h)(7)
Expense Limitation Agreement dated March 12, 2020 between the Registrant and Grimaldi Portfolio Solutions, Inc., as investment advisor for The Sector Rotation Fund, is incorporated herein by reference to Post-Effective Amendment No. 376 to the Registration Statement filed on January 28, 2021.

(h)(8)
Operating Plan between Arin Risk Advisors, LLC and The Nottingham Company, with respect to the Arin Large Cap Theta Fund, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement filed on May 4, 2012.

(h)(9)(i)
Compliance Services Agreement dated March 31, 2020 between the Registrant and The Nottingham Company, on behalf of each series of the Trust, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(h)(9)(ii)
Amended and Restated Appendix A dated as of July 20, 2021 to the Compliance Services Agreement dated March 31, 2020, between the Registrant and The Nottingham Company, on behalf of each series of the Trust, is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.

(i)(1)	Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 388 filed on July 20, 2021.
(i)(2)	Consent of Counsel is filed herewith.
(j)	Consent of Independent Accountant is filed herewith .
(k)	Not applicable.
(l)(1)	Initial Subscription Agreement for the Roumell Opportunistic Value Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to the Registration Statement filed on December 29, 2011.
(l)(2)	Initial Subscription Agreement for the Arin Large Cap Theta Fund is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registration Statement filed on October 22, 2012.
(l)(3)
Initial Subscription Agreement for the Matisse Discounted Closed-End Fund Strategy is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registration Statement filed on October 22, 2012.

(l)(4)	Initial Subscription Agreement for the QCI Balanced Fund is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registration Statement filed on July 29, 2014.
(l)(5)	Initial Subscription Agreement for Matisse Discounted Bond CEF Strategy is incorporated herein by reference to Post-Effective Amendment No. 302 to the Registration Statement filed on August 3, 2018.
(l)(6)	Initial Subscription Agreement for the Adaptive Alpha Opportunities ETF is incorporated herein by reference to Post-Effective Amendment No. 373 to the Registration Statement filed on January 12, 2021.
(l)(7)	Initial Subscription Agreement for the AI Quality Growth ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021 .

(l)(8)	Initial Subscription Agreement for the Adaptive Hedged High Income ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021 .
(l)(9)
Initial Subscription Agreement for the Adaptive Hedged Multi-Asset Income ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021 .

(l)(10)	Initial Subscription Agreement for the RH Tactical Outlook ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021 .
(l)(11)	Initial Subscription Agreement for the RH Tactical Rotation ETF is incorporated herein by reference to Post-Effective Amendment No. 392 to the Registration Statement filed on August 23, 2021 .
(m)(1)
Amended and Restated Distribution Plan under Rule 12b-1 for the Adaptive Funds is incorporated herein by reference to Post-Effective Amendment No. 277 to the Registration Statement filed on September 28, 2017.

(m)(2)	Distribution Plan under Rule 12b-1 for the Arin Large Cap Theta Fund is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registration Statement filed on June 30, 2014.
(n)(1)	Rule 18f-3 Multi-Class Plan for the Adaptive Funds is incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.
(n)(2)	Rule 18f-3 Multi-Class Plan for the Arin Large Cap Theta Fund is incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.
(o)	Reserved.
(p)(1)	Code of Ethics dated June 11, 2020 for the Registrant is incorporated herein by reference to Post-Effective Amendment No. 356 filed on June 26, 2020.
(p)(2)
Code of Ethics for Adaptive Investments, investment advisor to the Adaptive Funds, is incorporated herein by reference to Post-Effective Amendment No. 237 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2016.

(p)(3)
Code of Ethics for Roumell Asset Management, LLC, investment advisor to the Roumell Opportunistic Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 284 to the Registration Statement filed on December 29, 2017.

(p)(4)
Code of Ethics for Grimaldi Portfolio Solutions, Inc., investment advisor to The Sector Rotation Fund, is incorporated herein by reference to Post-Effective Amendment No. 317 filed on January 28, 2019.

(p)(5)
Code of Ethics for Arin Risk Advisors, LLC, investment advisor to the Arin Large Cap Theta Fund, is incorporated herein by reference to Post-Effective Amendment No. 230 to the Registration Statement filed on June 28, 2016.

(p)(6)
Code of Ethics for Deschutes Portfolio Strategies, Inc., d/b/a Matisse Capital, investment advisor to the Matisse Discounted Closed-End Strategy and Matisse Discounted Bond CEF Strategy, is incorporated herein by reference to Post-Effective Amendment No. 268 filed on July 28, 2017.

(p)(7)	Code of Ethics for QCI Asset Management, Inc., investment advisor to the QCI Balanced Fund, is incorporated herein by reference to Post-Effective Amendment No. 318 filed on January 28, 2019.

(p)(8)
Code of Ethics for Capital Investment Group, Inc., distributor for each series of the Trust, is Incorporated herein by reference to Post-Effective Amendment No. 305 to the Registration Statement filed on September 28, 2018.

(p)(10)
Code of Ethics for Bluestone Capital Management, LLC, investment sub-advisor to the Adaptive Tactical Economic Fund, is incorporated herein by reference to Post-Effective Amendment No. 308 to the Registration Statement filed on September 28, 2018.

(q)(1)	Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 350 filed on December 27, 2019.
(q)(2)	Power of Attorney dated September 3, 2020 for Ashley H. Lanham is incorporated herein by reference to Post-Effective Amendment No. 370 filed on December 29, 2020.
ITEM 29.  Persons Controlled by or Under Common Control with the Registrant
No person is controlled by or under common control with the Registrant.
ITEM 30.  Indemnification
Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant’s Trust Instrument contains the following provisions:
Article VII. Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.
Article VII. Section 3.  Indemnification.
(a) Subject to the exceptions and limitations contained in Subsection (b) below:
(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and
(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.
(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
In addition, the Registrant has entered into the following agreements: Investment Advisory Agreements, Investment Sub-Advisory Agreements, and Distribution Agreements.  These agreements provide indemnification for those entities and their respective affiliates.  Certain personnel of the Advisors, Distributor or Administrator may serve as trustees and/or officers of the Trust.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 31.  Business and other Connections of the Investment Advisor
(a) Cavalier Investments, LLC (d/b/a Adaptive Investments) serves as the investment adviser to the Adaptive Funds, and the Adaptive Alpha Opportunities ETF, AI Quality Growth ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, RH Tactical Rotation ETF.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Cavalier Investments, LLC and its directors, officers or partners during the past two years is included in Cavalier Investments, LLC’s Form ADV filed with the SEC (File No. 801-106545) and is incorporated herein by reference.
(b) Roumell Asset Management, LLC serves as the investment adviser to the Roumell Opportunistic Value Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Roumell Asset Management, LLC and its directors, officers or partners during the past two years is included in Roumell Asset Management, LLC’s Form ADV filed with the SEC (File No. 801-60837) and is incorporated herein by reference.
(c) Grimaldi Portfolio Solutions, Inc. serves as the investment adviser to The Sector Rotation Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Grimaldi Portfolio Solutions, Inc. and its directors, officers or partners during the past two years is included in Grimaldi Portfolio Solutions, Inc.’s Form ADV filed with the SEC (File No. 801-51163) and is incorporated herein by reference.
(d) Arin Risk Advisors, LLC serves as the investment adviser to the Arin Large Cap Theta Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Arin Risk Advisors, LLC and its directors, officers or partners during the past two years is included in Arin Risk Advisors, LLC’s Form ADV filed with the SEC (File No. 801-70598) and is incorporated herein by reference.
(e) Deschutes Portfolio Strategies, LLC d/b/a Matisse Capital serves as the investment adviser to the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Deschutes Portfolio Strategies, LLC and its directors, officers or partners during the past two years is included in Deschutes Portfolio Strategies, LLC’s Form ADV filed with the SEC (File No. 801-72004) and is incorporated herein by reference.
(f) QCI Asset Management, Inc. serves as the investment adviser to the QCI Balanced Fund.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by QCI Asset Management, Inc. and its directors, officers or partners during the past two years is included in QCI Asset Management, Inc.’s Form ADV filed with the SEC (File No. 801-12815) and is incorporated herein by reference.
(g) Bluestone Capital Management, LLC serves as the investment sub-adviser to the Adaptive Alpha Opportunities ETF.  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Bluestone Capital Management, LLC and its directors, officers or partners during the past two years is included in Bluestone Capital Management, LLC’s Form ADV filed with the SEC (File No. 801-77657) and is incorporated herein by reference.

ITEM 32.  Principal Underwriter
(a) Capital Investment Group, Inc. is underwriter and distributor for Starboard Investment Trust, Aspiration Funds, Volt ETF Trust, and Spinnaker ETF Series.
(b) Set forth below is information concerning each director and officer of the Distributor.  The principal business address of the Distributor and each such person is 100 E Six Forks Road, Suite 200, Raleigh, NC 27609.

(1)	(2)	(3)
Name	Position and Offices With Underwriter	Positions and Offices with Registrant
Richard K. Bryant	CEO	None
Benjamin T. Brooks	President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None

(c) Not applicable.

ITEM 33.  Location of Accounts and Records
(a)
The Registrant maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder (“Records”) at the offices of The Nottingham Company, 116 S. Franklin Street, Rocky Mount, NC 27802.

(b)	UMB Bank, n.a. maintains all Records relating to its service as custodian to the Registrant at its offices located at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.
(c)
Clear Street, LLC maintains all Records relating to its service as custodian to the Adaptive Alpha Opportunities ETF, AI Quality Growth ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, RH Tactical Rotation ETF at its offices located at 55 Broadway, New York, New York 10006.

(d)
The Nottingham Company maintains all Records related to its services as administrator and fund accountant to the Registrant at its offices located at 116 South Franklin Street, Rocky Mount, North Carolina 27802.

(e)
Nottingham Shareholder Services, LLC maintains all Records related to its services as dividend disbursing and transfer agent to the Registrant at 116 South Franklin Street, Rocky Mount, North Carolina 27802.

(f)
Arin Risk Advisors, LLC maintains all Records related to its services as investment advisor for the Arin Large Cap Theta Fund at its offices located at 1100 East Hector Street, Suite 215, Conshohocken, Pennsylvania 19428.

(g)
Cavalier Investments, LLC (d/b/a Adaptive Investments) maintains all Records related to its services as investment advisor to the Adaptive Funds, and the Adaptive Alpha Opportunities ETF, AI Quality Growth ETF, Adaptive High Income ETF, RH Hedged Multi-Asset Income ETF, RH Tactical Outlook ETF, RH Tactical Rotation ETF at its offices located at 12600 Deerfield Drive, Suite 100, Alpharetta, GA 30004.

(h)
Bluestone Capital Management, LLC maintains all Records related to its services as investment sub-advisor to the Adaptive Alpha Opportunities ETF at its offices located at 37 West Avenue, Suite 301, Wayne, PA 19087.

(i)
Deschutes Portfolio Strategies, Inc. d/b/a Matisse Capital maintains all Records related to its services as investment advisor to the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy at its offices located at 4949 Meadows Road, Suite 200, Lake Oswego, Oregon 97035.

(j)
Grimaldi Portfolio Solutions, Inc. maintains all Records related to its services as investment advisor to The Sector Rotation Fund at its offices located at 1207 Route 9, Suite 10, Wappingers Falls, NY 12590.

(k)
Roumell Asset Management, LLC maintains all Records related to its services as investment advisor to the Roumell Opportunistic Value Fund at its offices located at 2 Wisconsin Circle, Suite 640, Chevy Chase, Maryland 20815.

(l)
QCI Asset Management, Inc. maintains all Records related to its services as investment advisor for the QCI Balanced Fund at its offices located at 1040 Pittsford Victor Road, Pittsford, New York 14534.

ITEM 34.  Management Services
None.
ITEM 35.  Undertakings
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, State of North Carolina on this 2 nd day of September , 2021.

STARBOARD INVESTMENT TRUST

By:	/s/ Katherine M. Honey*
Katherine M. Honey
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s/James H. Speed, Jr.*	Trustee and Chairman	September 2 , 2021
James H. Speed, Jr.

/s/J. Buckley Strandberg*	Trustee	September 2 , 2021
J. Buckley Strandberg

/s/Michael G. Mosley*	Trustee	September 2 , 2021
Michael G. Mosley

/s/Theo H. Pitt, Jr.*	Trustee	September 2 , 2021
Theo H. Pitt, Jr.

/s/Katherine M. Honey*	President and Principal Executive Officer	September 2 , 2021
Katherine M. Honey

/s/Ashley H. Lanham* Ashley H. Lanham	Treasurer, Principal Financial Officer and Principal Accounting Officer	September 2 , 2021

/s/ Tracie A. Coop
*By: Tracie A. Coop
        Attorney-in-Fact pursuant to Powers of Attorney dated December 12, 2019 incorporated by reference to Post-Effective Amendment No. 350 filed on December 27, 2019 and the Power-of-Attorney dated September 3, 2020 incorporated by reference to Post-Effective Amendment No. 370 filed on December 29, 2020.

Exhibit Index

(i)	Consent of Counsel
(j)	Consent of Independent Accountant